UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04982

Heartland Group, Inc.

(Exact name of registrant as specified in charter)

789 North Water Street, Suite 500, Milwaukee, WI	53202
(Address of principal executive offices)	(Zip code)

Heartland Group, Inc., 789 North Water Street, Suite 500, Milwaukee, WI, 53202

(Name and address of agent for service)

Conrad Goodkind; Quarles & Brady LLP, 411 East Wisconsin Avenue, Milwaukee, WI 53202

(With a copy to:)

Registrant’s telephone number, including area code: (414) 347-7777

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

Item 1.	Reports to Stockholders.

HEARTLAND. VALUE AT WORK.™

Through hard work, resolve and attention to detail, manufacturing has always been part of what made the Heartland strong.

# ANNUAL REPORT

## Select Value Fund · Value Plus Fund · Value Fund

December 31, 2005

HEARTLAND FUNDS
AMERICA'S VALUE INVESTOR®

WHAT IT MEANS TO BE A VALUE INVESTOR

The essence of value investing is grounded in the time-tested approach outlined by Professors Benjamin Graham and David Dodd, co-authors of Security Analysis. They pioneered this methodology in 1934. For over half a century, the Graham and Dodd philosophy has attracted a successful circle of disciples, including Heartland Advisors.

At Heartland, this means bargain hunting – relentlessly analyzing overlooked and unpopular stocks, always looking for a measurable and positive difference between the true worth of a company and its current stock price. We often find that a company’s stock is undervalued because it is:

•	Underfollowed by Wall Street analysts

•	Temporarily oversold or out of favor

•	Misunderstood by investors

•	An emerging opportunity as yet undiscovered

THE HEARTLAND FAMILY OF EQUITY FUNDS – SUMMARY OF VALUE

AT HEARTLAND,

we take a long-term approach to investing. The stock market tends to be emotional, often overtaken by fear or greed. Too many speculators overreact to the headlines of the day. We believe this creates opportunities for the objective, long-term investor.

— William J. Nasgovitz, President

Performance for the Period Ended December 31, 2005[1]	Heartland Select Value Fund	Heartland Value Plus Fund	Heartland Value Fund
3 Months*	1.85%	0.20%	0.54%
1 Year	13.49%	1.34%	1.99%
Average Annual Total Return for:
3 Years	21.68%	22.10%	23.71%
5 Years	12.56%	18.74%	16.75%
10 Years	—	13.05%	13.83%
15 Years	—	—	18.14%
Since Inception	13.29%	12.60%	15.21%
Value of Hypothetical Investment of $10,000 from Inception Date[2]	$31,596 10/11/96	$42,429 10/26/93	$195,725 12/28/84

*	Not annualized

[1]	Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment returns and net asset values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce performance. Through November 30, 2001, the Advisor voluntarily waived a portion of the Select Value Fund’s expenses. Waivers are no longer in effect. Without such waivers, total returns of the Select Value Fund prior to December 1, 2001 would have been lower. To obtain more current performance information, please call 1-800-432-7856 or visit www.heartlandfunds.com.

The Funds invest in stocks of small companies that may be more volatile and less liquid than those of larger companies. The Select Value and Value Plus Funds also invest in a smaller number of stocks (generally 40 to 60) than the average mutual fund. The change in value of a single holding may have a more pronounced effect on the Fund’s net asset value and performance than for other funds. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

[2]	Value of $10,000 from inception represents a hypothetical investment in the Fund for the period ended December 31, 2005.

The opinions expressed in this Annual Report are those of the portfolio manager, and are subject to change at any time based on market and other conditions. No predictions, forecasts, outlooks, expectations, or beliefs are guaranteed.

HEARTLAND SELECT VALUE FUND

PORTFOLIO MANAGEMENT TEAM

Hugh Denison	David Fondrie, CPA	Ted Baszler, CPA, CFA

FUND PERFORMANCE

Average Annual Total Returns as of December 31, 2005	Fourth Quarter**	One Year	Three Years	Five Years	Since Inception (10/11/96)
Heartland Select Value Fund	1.85%	13.49%	21.68%	12.56%	13.29%
S&P MidCap 400 Barra Value Index*	1.68	11.60	23.00	12.38	14.82	***
S&P 500 Index*	2.09	4.91	14.39	0.54	8.35

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce performance. Through November 30, 2001, the Advisor voluntarily waived a portion of the Fund’s expenses. Waivers are no longer in effect. Without such waivers, total returns prior to December 1, 2001 would have been lower. To obtain performance information current to the most recent month end, please call 1-800-432-7856 or visit www.heartlandfunds.com.

*	Source: FactSet Research Systems, Inc.

**	Not annualized

***	For comparison purposes, the value of the S&P MidCap 400 Barra Value Index on September 30, 1996 is used as the beginning value on October 11, 1996. Index definitions are listed on the final page of this report. It is not possible to invest directly in an index.

INVESTMENT GOAL

The Select Value Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Select Value Fund invests primarily in common stocks whose current market prices, in Heartland Advisors’ judgment, are undervalued relative to their intrinsic value. Heartland Advisors uses its disciplined value criteria to identify what it believes are the best available investment opportunities for the Select Value Fund. Using a multi-cap approach, the Fund invests in companies of all sizes, although the companies normally have market capitalizations in excess of $500 million.

INVESTMENT CONSIDERATIONS

In addition to stocks of large companies, the Select Value Fund invests in stocks of small and mid-sized companies that are generally less liquid than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 60) than the average mutual fund. The performance of these holdings may increase the volatility of the Fund’s returns. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

MANAGEMENT REPORT

We are very pleased to report to shareholders that for the calendar year 2005, the Heartland Select Value Fund was up 13.49%. Not only did the total return for the Fund outperform the widely quoted S&P 500 Index for the year, it also outperformed the benchmark S&P MidCap 400 Barra Value Index for this twelve-month period. For the year ended December 31, 2005, these two stock indices were up 4.91% and 11.60%, respectively.

For this one-year period, the Select Value Fund also delivered higher total returns than the vast majority of its peers. According to Lipper, Inc., an independent monitor of fund performance, this Fund ranked #21 out of the 466 funds in the Multi-Cap Value category. That placed the Select Value Fund in the upper 5% of its peer group.

More importantly to us, the longer-term total returns of the Select Value Fund have also been remarkable. In fact, within Lipper’s Multi-Cap Value category, for the three-year, five-year and since inception periods, the Select Value Fund ranked in the upper 8%, 2% and 3%, respectively.

	LIPPER RANKING - AMONG MULTI-CAP VALUE FUNDS
Heartland Select Value Fund	Ranking in Universe	Percentile
1 Year	21 out of 466	5%
3 Years	28 out of 364	8%
5 Years	4 out of 227	2%
Since Inception	3 out of 113	3%

Lipper is an independent monitor of fund performance. Rankings reflect historical total returns relative to peers and are not intended to predict future results. Lipper does not guarantee the accuracy of this information. For purposes of Lipper rankings, the inception date of the Fund is October 17, 1996. Lipper category definitions are listed on the final page of this report.

FOCUSED ON VALUE

One of the primary goals of the disciplined investment philosophy of the Select Value Fund is to produce consistent results in good times and bad, through both bull and bear markets. To achieve this, our investment process gives us the latitude to seek out what we believe are the best values among large, mid and small company stocks. As we like to say, we’re focused on value, not size!

HEARTLAND SELECT VALUE FUND

This discipline also allows the portfolio management team to focus on relatively few holdings. With just 40 to 60 stocks in the portfolio of the Fund, the team can focus on what they believe are their best investment ideas. In turn, we believe this focus is one of the key reasons why 2 of every 3 stocks that we invested in during 2005 made positive contributions to the total returns of the Select Value Fund.

WELL-ROOTED DIVERSIFICATION ACROSS CAPITALIZATIONS…

All the members of our investment team “cut their teeth” in this industry doing bottom-up research, seeking out undervalued small company stocks – an area of the market that demands relentless discipline. As a result, we believe our roots in small-cap investing, along with Heartland’s bargain-hunting process, gives us an inherent advantage over other multi-cap value funds. In short, we believe that, in order to do multi-cap well, you need to do small-cap very well.

CAPITALIZATION BREAKDOWN

(% OF TOTAL INVESTMENTS)

Heartland Select Value Fund	As of Dec. 31, 2005
Large-Cap Companies	31.1%
Mid-Cap Companies	42.0%
Small-Cap Companies	22.7%
Micro-Cap Companies	0.0%

Heartland Advisors considers large-cap companies to be larger than $10 billion in market cap, mid-cap companies to be between $2 billion and $10 billion, small-cap companies to be between $300 million and $2 billion, and micro-cap companies to be less than $300 million. Portfolio holdings are subject to change without notice.

…IN LARGE COMPANY STOCKS

Within the large company sector of the stock market, a number of our Energy-related investments made positive contributions to the total return of the Select Value Fund for the year ended December 31, 2005. That is probably of little surprise to most shareholders, as the dramatic increase in oil prices may have been the most widely reported story in 2005. Also chipping in, for the benefit of shareholders, were our Information Technology sector investments in Hewlett-Packard and Motorola. Both of these investments are also on the “Top Ten Holdings” list for the Fund.

…IN MID-SIZED COMPANY STOCKS

Among mid-sized companies, stocks in the Utilities sector were among the top contributors to the performance of the Select Value Fund. One of the largest holdings in the Fund is from this sector, NRG Energy, Inc. This company operates power generation facilities primarily in North America, but also in Europe, Australia and Latin America.

…AND IN SMALL COMPANY STOCKS

In the small-cap area, the top contributor to the total return of the Select Value Fund was also the #1 holding in the Fund as of year end. Oregon Steel Mills is a manufacturer of steel products. The catalyst that we identified – and which led to the stock’s appreciation in 2005 – was their ability to make use of their unique position as a West Coast steel plate and wide diameter pipe producer.

OUR OUTLOOK REMAINS POSITIVE FOR LONG-TERM SHAREHOLDERS

Being mindful of the words of Abraham Lincoln, “Better to remain silent and be thought a fool than to speak out and remove all doubt,” we are typically wary of making any financial market predictions. Currently, however, we are unable to resist the urge to tell shareholders that we are optimistic for higher stock prices as the new year unfolds.

It appears to us that the Federal Reserve is close to being finished with their interest rate increases, and the economy has remained vibrant while inflation has stayed under control. All of which we believe are positives. Although energy prices remain a concern, as do the hostilities in the Middle East, our hunch is that 2006 may prove to be another prosperous year.

SELECT VALUE FUND - GROWTH OF $10,000 SINCE INCEPTION

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Chart of growth of $10,000 represents a hypothetical investment in the Fund for the since inception (10/11/96) period ended December 31, 2005. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

WEIGHTED MEDIAN VALUATION ANALYSIS

Source: FactSet Research Systems, Inc.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	50
Net assets	$154.8 mil.
NAV	$25.56
Median market cap	$4,605 mil.
Weighted average market cap	$20,872 mil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Oregon Steel Mills, Inc.	2.9%
Union Pacific Corp.	2.6
MEMC Electronic Materials, Inc.	2.5
NRG Energy, Inc.	2.4
Hewlett-Packard Co.	2.3
Motorola, Inc.	2.2
UnumProvident Corp.	2.2
Seagate Technology	2.2
WCI Communities, Inc.	2.2
Wabash National Corp.	2.2

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are listed on the final page of this report. All information, unless otherwise indicated, is as of 12/31/05.

HEARTLAND VALUE PLUS FUND

PORTFOLIO MANAGEMENT TEAM

Rodney Hathaway, CFA	William J. Nasgovitz	Eric J. Miller, CMA

FUND PERFORMANCE

Average Annual Total Returns as of December 31, 2005	Fourth Quarter**	One Year	Three Years	Five Years	Ten Years	Since Inception (10/26/93)
Heartland Value Plus Fund	0.20%	1.34%	22.10%	18.74%	13.05%	12.60%
Russell 2000 Value Index*	0.66	4.71	23.18	13.55	13.08	12.73
Russell 2000 Index*	1.13	4.55	22.13	8.22	9.26	9.79

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce performance. To obtain performance information current to the most recent month end, please call 1-800-432-7856 or visit www.heartlandfunds.com.

*	Source: FactSet Research Systems, Inc.

**	Not annualized

INVESTMENT GOAL

The Value Plus Fund seeks long-term capital appreciation and modest current income.

PRINCIPAL INVESTMENT STRATEGIES

The Value Plus Fund invests primarily in a limited number of equity securities of smaller companies selected on a value basis. The Fund generally seeks to invest in dividend-paying common stocks and may also invest in preferred stocks and convertible securities, which may provide income to the Fund. The Fund primarily invests in companies with market capitalizations between $300 million and $2 billion.

INVESTMENT CONSIDERATIONS

The Value Plus Fund invests primarily in stocks of small companies that are generally less liquid than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 60) than the average mutual fund. The performance of these holdings may increase the volatility of the Fund’s returns. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

MANAGEMENT REPORT

In general, stock market returns for the year ended December 31, 2005, seemed to fall well short of most investor’s expectations. This disappointment occurred despite the fact that most indices finished the year in the black. Headwinds generated by high energy prices and multiple interest rate increases by the Federal Reserve discouraged many investors and drained enthusiasm that might otherwise have been generated by the solid growth in corporate earnings we experienced in 2005.

In this somewhat directionless environment, the Value Plus Fund likewise struggled, ending the year with a 1.34% total return. This performance trailed the total returns of the Russell 2000 Index of small company stocks and the benchmark Russell 2000 Value Index of lower price-to-book small company stocks – though their returns were also quite modest. These two indices posted total returns of 4.55% and 4.71%, respectively, for the calendar year 2005.

Regardless of the current market conditions, the portfolio management team of the Value Plus Fund continues to focus on long-term investment results. In particular, we would like to note that, for the 5-year period ended December 31, 2005, the Value Plus Fund ranked in the upper 3% of Lipper’s Small-Cap Core category.

	LIPPER RANKING - AMONG SMALL-CAP CORE FUNDS
Heartland Value Plus Fund	Ranking in Universe	Percentile
1 Year	555 out of 634	88%
3 Years	197 out of 503	40%
5 Years	9 out of 370	3%
10 Years	32 out of 107	30%
Since Inception	12 out of 61	20%

Lipper is an independent monitor of fund performance. Rankings reflect historical total returns relative to peers and are not intended to predict future results. Lipper does not guarantee the accuracy of this information. For purposes of Lipper rankings, the inception date of the Fund is October 28, 1993. Lipper category definitions are listed on the final page of this report.

HEARTLAND VALUE PLUS FUND

TECH PROVES TO BE A DRAG

One of the primary reasons that the Value Plus Fund was held back in 2005 was our portfolio allocation in the Information Technology sector. Specifically, several stocks in the Software & Services subsector did not perform as we had anticipated. Throughout the year, we identified measurable changes in the dynamics of this industry and, as a part of our disciplined process, we adjusted our investment thesis – and a number of these stocks were sold.

The Hardware & Equipment segment of the Tech sector proved to be a source of strength this year. Among the “Top Ten Holdings” of the Value Plus Fund are Imation Corp. and Nam Tai Electronics, Inc.; two stocks from this field that made positive contributions to Fund performance in 2005.

With capital investment in the U.S. rebounding off of its 2002 low, we continue to be optimistic for selective Technology-related stocks. Adding to this trend, large U.S. companies have benefited from 15 consecutive quarters of double-digit earnings growth. As a result, they are flush with cash. In turn, we believe the current capital investment spending cycle may drive capital appreciation in this area over the next several years. This should bode well for the small company stocks we focus on in the Value Plus Fund.

HEALTH CARE: PRESCRIPTION FOR FUTURE SUCCESS

As Value Plus Fund shareholders may know, the Health Care sector is one that we have favored for quite some time. As the U.S. population continues to age, we believe the demographic trends indicate a large and lengthy rise in the demand for many health care services. While we continue to believe that this long-term hypothesis remains valid, small company Health Care sector stocks underperformed the overall market in 2005. This, in turn, hindered Fund performance.

Looking ahead to 2006 and beyond, we expect that Health Care costs will continue to receive a lot of attention, especially in the pharmaceutical industry as Medicare recipients begin to enroll in the Federal government’s drug plan. Unfortunately, the cost of funding this plan has ballooned. As a result, it may become crucial that the privately managed care companies, which are under contract with the government, provide cost-efficient care. We believe one key to accomplishing this objective will be an increased use of generic drugs.

In addition, approximately $12 billion of branded drugs are due to come off patent in 2006, and an incremental $15 billion in 2007. These two forces should provide a very attractive investment backdrop for the generic drug industry, an area in which the Value Plus Fund has increased its exposure.

One of the companies that stands to benefit from this trend is listed among the top ten holdings for the Value Plus Fund, Par Pharmaceutical Companies, Inc. While this stock did not aide Fund performance in 2005, we believe they are well positioned for future growth. The company’s generic drug lineup includes central nervous system, cardiovascular, anti-inflammatory, gastrointestinal and anti-infective treatments.

OUR OUTLOOK IS INCREASINGLY POSITIVE

As we conduct our fundamental, bottom-up research, seeking out what we believe are undervalued small company stocks, we continue to find reasons to be bullish. In particular, we believe there is a strong argument to be made for expanding Price-to-Earnings ratios going forward. That is, stock price appreciation may exceed earnings growth – a very bullish development. We believe this could be a very important factor in 2006, particularly if actual earnings growth is better than that forecasted by industry analysts.

In addition, with core inflation in check, long-term interest rates remaining at near-historic lows and the likelihood that the Federal Reserve is nearing the end of its current tightening cycle, we continue to be bullish on the U.S. stock market. We believe this is a great time to be a long-term value investor.

VALUE PLUS FUND – GROWTH OF $10,000 SINCE INCEPTION

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Chart of growth of $10,000 represents a hypothetical investment in the Fund for the since inception (10/26/93) period ended December 31, 2005. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

WEIGHTED MEDIAN VALUATION ANALYSIS

Source: FactSet Research Systems, Inc.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	45
Net assets	$274.8 mil.
NAV	$25.85
Median market cap	$819 mil.
Weighted average market cap	$1,659 mil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Biovail Corp.	4.7%
Novell, Inc.	4.3
UnumProvident Corp.	4.3
Imation Corp.	3.4
Stride Rite Corp.	3.2
Par Pharmaceutical Cos., Inc.	3.1
Nam Tai Electronics, Inc.	3.0
Lubrizol Corp.	3.0
Apogee Enterprises, Inc.	3.0
Oakley, Inc.	2.9

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are listed on the final page of this report. All information, unless otherwise indicated is as of 12/31/05.

HEARTLAND VALUE FUND

PORTFOLIO MANAGEMENT TEAM

William J. Nasgovitz	Eric J. Miller, CMA	Brad A. Evans, CFA

FUND PERFORMANCE

Average Annual Total Returns as of December 31, 2005	Fourth Quarter**	One Year	Three Years	Five Years	Ten Years	Since Inception (12/28/84)
Heartland Value Fund	0.54%	1.99%	23.71%	16.75%	13.83%	15.21%
Russell 2000 Value Index*	0.66	4.71	23.18	13.55	13.08	13.52
Russell 2000 Index*	1.13	4.55	22.13	8.22	9.26	11.23

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce performance. To obtain performance information current to the most recent month end, please call 1-800-432-7856 or visit www.heartlandfunds.com.

*	Source: FactSet Research Systems, Inc.

**	Not annualized

INVESTMENT GOAL

The Value Fund seeks long-term capital appreciation through investing in small companies.

PRINCIPAL INVESTMENT STRATEGIES

The Value Fund invests primarily in common stocks of companies with market capitalizations of less than $1.5 billion selected on a value basis, and may invest a significant portion of its assets in micro-capitalization companies, those companies with market capitalizations of less than $300 million.

INVESTMENT CONSIDERATIONS

The Value Fund invests primarily in stocks of small companies selected on a value basis. Such securities may be more volatile and less liquid than those of larger companies and there is risk that the broad market may not recognize the intrinsic value of such securities.

MANAGEMENT REPORT

In a year in which the U.S. economy struggled under the thumb of higher energy prices and rising interest rates, the stock market finished 2005 at just slightly higher levels than where it began. For the year, the Russell 2000 Index of small company stocks and the benchmark Russell 2000 Value Index of lower price-to-book small company stocks closed with total returns of 4.55% and 4.71%, respectively. Similarly, the total return of the S&P 500 Index of large company stocks was 4.91% for this twelve-month period.

For this seemingly range-bound year, the Heartland Value Fund, which is a diversified portfolio of small and very small companies (often referred to as micro-caps) that we believe are undervalued, was up 1.99%.

As disciplined value investors with a long-term investment horizon – and a 21-year history of managing this Fund – our focus is on the longer-term total returns of the Value Fund. In particular, we are very proud that for total return in Lipper’s Small-Cap Core category, for both the fifteen-year and since inception periods, the Value Fund ranked #1, as of December 31, 2005.

	LIPPER RANKING - AMONG SMALL-CAP CORE FUNDS
Heartland Value Fund	Ranking in Universe	Percentile
1 Year	540 out of 634	86%
3 Years	127 out of 503	26%
5 Years	25 out of 370	7%
10 Years	23 out of 107	22%
15 Years	1 out of 26	ranked	#1
Since Inception	1 out of 11	ranked	#1

Lipper is an independent monitor of fund performance. Rankings reflect historical total returns relative to peers and are not intended to predict future results. Lipper does not guarantee the accuracy of this information. For purposes of Lipper rankings, the inception date of the Fund is January 3, 1985. Lipper category definitions are listed on the final page of this report.

HEARTLAND VALUE FUND

AFTER SIX YEARS, SMALL STOCKS GET EDGED

In 2005, investors were forced to deal with higher energy prices and rising interest rates. This occurred just as many of them were becoming more accustomed to higher levels of geo-political uncertainty. As a result, we believe there was continued preference by investors for the asset classes that are perceived as safer, like Treasury Bonds and larger company stocks, at the expense of those that offer higher risks and the potential for higher rewards.

In turn, this ended a six-year streak of small company stocks outperforming their large company counterparts, though the Russell 2000 trailed the S&P 500 by just 0.36% points. It is worth noting that over this seven-year period, these two benchmarks posted annualized total returns of 8.29% and 1.77%, respectively. In contrast, the Value Fund delivered an annualized total return of 15.65%.

MICRO-CAPS ADD AN IMPORTANT BENCHMARK

This recent concern over smaller company stocks was even more evident among micro-caps, the smallest of the small companies. In fact, the Russell Microcap™ Index, a newly established benchmark that is gaining acceptance among savvy institutional investors, was up just 2.57% for the year ended December 31, 2005.(1) As shareholders may expect, this trend was a significant headwind to Value Fund performance.

HEALTH CARE AND TECH STOCKS HINDER RETURNS

As bargain-hunting investors, we have been able to identify a number of companies that we believe are undervalued relative to their intrinsic worth in both the Health Care and Information Technology sectors. Moreover, we believe there are favorable, long-term demographic trends in these sectors, particularly in Health Care, and especially within the field of Biotechnology. In short, we have been optimistic buyers in these sectors. However, within the small company stock arena, both the Health Care and Information Technology sectors have recently trailed the general market index. Additionally, this hindered Value Fund returns in 2005.

ENERGY PRICES WERE “THE” STORY OF 2005

With oil prices topping $70-per-barrel in April, stocks in this sector were among the best performers on Wall Street. As we have stated before, our typical investment thesis with the energy sector stocks is that, “companies receiving the benefits from oil or coal reserves not directly exposed to international risks – for example, companies with quality domestic reserves – deserve to trade at a premium.”

A number of companies that fit this description are evident in the “Top Ten Holdings” list for the Fund, which is in the column to the right. These include Clayton Williams Energy, Inc., Input/Output, Inc., and Newpark Resources, Inc. More importantly, all three of these investments made positive impacts on performance of the Value Fund in 2005.

VALUE FUND INVESTORS HAVE REASON TO BE BULLISH

As noted above, the market has recently seen micro-cap stocks trail their larger counterparts. Despite this short-term slump, we will continue to invest in this asset class, which over the long-term has been a superior performer. In fact, since 1973, micro-caps have returned an average annual gain of 17.04%, according to Merrill Lynch. In comparison, large, mid and small company stocks have posted gains of 10.66%, 13.61% and 14.08%, respectively.

Adding to our bullish outlook – as we wrote in our most recent newsletter, News from the Heartland – it is our belief that the Federal Reserve should soon stop raising interest rates. When the Fed does take their foot off the brake pedal of the U.S. economy, we believe this will release a powerful catalyst for the U.S. stock market to move higher, thereby unlocking value for bargain-hunting investors.

VALUE FUND – GROWTH OF $10,000 SINCE INCEPTION

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Chart of growth of $10,000 represents a hypothetical investment in the Fund for the since inception (12/28/84) period ended December 31, 2005. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

WEIGHTED MEDIAN VALUATION ANALYSIS

Source: FactSet Research Systems, Inc.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	235
Net assets	$1,538 mil.
NAV	$44.80
Median market cap	$221 mil.
Weighted average market cap	$614 mil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

InterDigital Communications Corp.	3.6%
Alliance Atlantis Communications, Inc. (Class B)	1.9
Dynegy, Inc. (Class A)	1.9
Sherritt International Corp.	1.7
Clayton Williams Energy, Inc.	1.6
Stewart & Stevenson Services, Inc.	1.4
Discovery Laboratories, Inc.	1.3
Input/Output, Inc.	1.3
Newpark Resources, Inc.	1.2
Presidential Life Corp.	1.2

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are listed on the final page of this report. All information, unless otherwise indicated is as of 12/31/05.

(1)	The average annual total returns for the Russell MicrocapTM Index as of 12/31/05 for the 3- and 5-year periods were 24.88% and 13.95%, respectively.

MARKET CAP SEGMENTATION – % OF TOTAL INVESTMENTS

The Heartland Funds are managed according to our time-tested, value-driven philosophy. The core of this is outlined by Heartland’s trademarked Equity 10 Principles of Value Investing.™ We believe this bargain-hunting process - which places emphasis on identifying a catalyst – may limit downside risk relative to other equity investment strategies, while providing an opportunity for upside capital appreciation.

What distinguishes each Heartland Fund is the size of the companies on which each Fund’s portfolio management team focuses. The following table summarizes the market capitalization of each of the Heartland Funds as of December 31, 2005. Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Micro-Cap Holdings – $0 million - $300 million in market capitalization	0.0%	15.8%	46.2%
Small-Cap Holdings – $300 million - $2 billion in market capitalization	22.7%	53.9%	49.0%
Mid-Cap Holdings – $2 billion - $10 billion in market capitalization	42.0%	26.5%	3.0%
Large-Cap Holdings – Greater than $10 billion in market capitalization	31.1%	0.0%	0.0%
Short-Term Investments	4.2%	3.8%	1.8%
Total	100.0%	100.0%	100.0%

SECTOR ALLOCATION – % OF TOTAL INVESTMENTS

The following table summarizes the sector classifications of each of the Heartland Funds as of December 31, 2005. These sectors represent groupings of the industry classifications delineated within the Schedules of Investments for each Fund that follows. Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Consumer Discretionary	13.6%	12.5%	12.7%
Consumer Staples	6.9%	3.6%	3.5%
Energy	6.8%	11.6%	12.4%
Financials	13.5%	9.2%	11.9%
Health Care	7.2%	12.5%	17.8%
Industrials	17.7%	14.8%	19.8%
Information Technology	12.4%	19.7%	12.6%
Materials	8.2%	9.4%	5.4%
Telecommunication Services	3.9%	0.0%	0.0%
Utilities	5.6%	2.9%	2.1%
Short-Term Investments	4.2%	3.8%	1.8%
Total	100.0%	100.0%	100.0%

FINANCIAL STATEMENTS

SELECT VALUE FUND - SCHEDULE OF INVESTMENTS

December 31, 2005

COMMON STOCKS (95.7%)	SHARES	VALUE
Aerospace & Defense (3.4%)
Goodrich Corp.	76,200	$3,131,820
Triumph Group, Inc. (a)	60,000	2,196,600

		5,328,420
Air Freight & Logistics (2.1%)
Ryder System, Inc.	80,000	3,281,600
Airlines (1.9%)
Southwest Airlines Co.	175,000	2,875,250
Auto Components (1.8%)
BorgWarner, Inc.	46,000	2,788,980
Building Products (2.0%)
ElkCorp	90,000	3,029,400
Chemicals (3.5%)
Agrium, Inc. (CAD) (b)	125,000	2,755,550
RPM International, Inc.	150,000	2,605,500

		5,361,050
Commercial Banks (5.8%)
Associated Banc-Corp	100,000	3,255,000
SunTrust Banks, Inc.	40,000	2,910,400
Marshall & Ilsley Corp.	65,000	2,797,600

		8,963,000
Communications Equipment (2.3%)
Motorola, Inc.	154,100	3,481,119
Computers & Peripherals (4.5%)
Hewlett-Packard Co.	125,000	3,578,750
Seagate Technology	170,000	3,398,300

		6,977,050
Construction & Engineering (1.7%)
Washington Group International, Inc.	50,000	2,648,500
Diversified Consumer Services (2.0%)
H&R Block, Inc.	125,000	3,068,750
Diversified Telecommunication Services (3.9%)
Telefonos de Mexico SA de CV (ADR)	125,000	3,085,000
AT&T, Inc.	120,000	2,938,800

		6,023,800
Electric Utilities (2.0%)
Allegheny Energy, Inc. (a)	100,000	3,165,000
Electronic Equipment & Instruments (1.5%)
Avnet, Inc. (a)	100,000	2,394,000
Energy Equipment & Services (3.5%)
Tidewater, Inc.	61,300	2,725,398
Patterson-UTI Energy, Inc.	80,000	2,636,000

		5,361,398
Food & Staples Retailing (2.1%)
Wal-Mart Stores, Inc.	70,000	3,276,000
Food Products (4.8%)
Smithfield Foods, Inc. (a)	100,000	3,060,000
Dean Foods Co. (a)	60,000	2,259,600
Chiquita Brands International, Inc.	105,000	2,101,050

		7,420,650
Health Care Equipment & Supplies (1.5%)
Analogic Corp.	50,000	2,392,500
Health Care Providers & Services (2.0%)
HCA, Inc.	60,000	3,030,000
Hotels, Restaurants & Leisure (1.8%)
Ruby Tuesday, Inc.	110,000	$2,847,900
Household Durables (2.2%)
WCI Communities, Inc. (a)	125,000	3,356,250
Independent Power Producers & Energy Traders (2.4%)
NRG Energy, Inc. (a)	80,000	3,769,600
Industrial Conglomerates (1.8%)
Carlisle Cos., Inc.	40,000	2,766,000
Insurance (4.1%)
UnumProvident Corp.	150,000	3,412,500
The Allstate Corp.	55,000	2,973,850

		6,386,350
Leisure Equipment & Products (2.0%)
Brunswick Corp.	75,000	3,049,500
Machinery (2.2%)
Wabash National Corp.	175,000	3,333,750
Metals & Mining (2.9%)
Oregon Steel Mills, Inc. (a)	150,000	4,413,000
Multi-Utilities (1.1%)
Wisconsin Energy Corp.	42,000	1,640,520
Oil, Gas & Consumable Fuels (3.3%)
Anadarko Petroleum Corp.	30,000	2,842,500
ConocoPhillips Co.	40,000	2,327,200

		5,169,700
Paper & Forest Products (1.8%)
P.H. Glatfelter Co.	200,000	2,838,000
Pharmaceuticals (3.7%)
Biovail Corp. (CAD) (b)	125,000	2,960,979
Pfizer, Inc.	120,000	2,798,400

		5,759,379
Road & Rail (2.6%)
Union Pacific Corp.	50,000	4,025,500
Semiconductors (4.1%)
MEMC Electronic Materials, Inc. (a)	175,000	3,879,750
Applied Materials, Inc.	140,000	2,511,600

		6,391,350
Specialty Retail (3.8%)
Rent-A-Center, Inc. (a)	160,000	3,017,600
United Auto Group, Inc.	75,000	2,865,000

		5,882,600
Thrifts & Mortgage Finance (3.6%)
MGIC Investment Corp.	45,000	2,961,900
Washington Mutual, Inc.	60,000	2,610,000

		5,571,900

TOTAL COMMON STOCKS (Cost $117,025,929)		$148,067,766

The accompanying Notes to Financial Statements are an integral part of these Statements.

SELECT VALUE FUND - SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2005

SHORT-TERM INVESTMENTS (4.2%)	PAR AMOUNT	VALUE
U.S. GOVERNMENT AND AGENCY SECURITIES (2.6%)
U.S. Treasury Bills, 1/26/06	$4,000,000	$3,990,166
TIME DEPOSITS (1.6%) (+)
Brown Brothers Harriman, 3.30%	2,559,370	2,559,370

TOTAL SHORT-TERM INVESTMENTS (Cost $ 6,549,564)		$6,549,536

TOTAL INVESTMENTS (Cost $123,575,493) (99.9%)		$154,617,302
Other assets and liabilities, net (0.1%)		147,653

TOTAL NET ASSETS (100.0%)		$154,764,955

(a)	Non-income producing security.

(b)	Foreign-denominated security.

(+)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2005.

ADR	– American Depository Receipt.

CAD	– Canadian issuer.

Effective as of March 31, 2005, industry and sector classifications for each security held are generally determined by referencing the Global Industry Classification Standard Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International. Prior to that time, Heartland Advisors, Inc. utilized other sources to determine industry and sector classifications.

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE PLUS FUND - SCHEDULE OF INVESTMENTS

December 31, 2005

COMMON STOCKS (96.3%)	SHARES	VALUE
Aerospace & Defense (5.0%)
Cubic Corp.	350,000	$6,986,000
Applied Signal Technology, Inc.	300,000	6,810,000

		13,796,000
Auto Components (2.1%)
Standard Motor Products, Inc.	451,100	4,163,653
Quantum Fuel Systems Technology Worldwide, Inc. (a)	600,000	1,608,000

		5,771,653
Biotechnology (1.6%)
GTC Biotherapeutics, Inc. (a)	1,986,182	3,257,338
Vical, Inc. (a)	300,000	1,260,000

		4,517,338
Building Products (3.0%)
Apogee Enterprises, Inc.	504,300	8,179,746
Chemicals (4.9%)
Lubrizol Corp.	190,000	8,251,700
Agrium, Inc. (CAD) (c)	240,000	5,290,656

		13,542,356
Commercial Banks (1.5%)
Chittenden Corp.	150,000	4,171,500
Computers & Peripherals (3.4%)
Imation Corp.	200,000	9,214,000
Electronic Equipment & Instruments (3.0%)
Nam Tai Electronics, Inc.	370,000	8,325,000
Energy Equipment & Services (8.8%)
Helmerich & Payne, Inc.	130,000	8,048,300
Tidewater, Inc.	165,000	7,335,900
TODCO (Class A)	190,000	7,231,400
Grey Wolf, Inc. (a)	200,000	1,546,000

		24,161,600
Food Products (2.4%)
B & G Foods, Inc.	450,000	6,534,000
Gas Utilities (2.9%)
NICOR, Inc.	200,000	7,862,000
Health Care Equipment & Supplies (2.7%)
Orthovita, Inc. (a)	1,128,572	4,378,859
Criticare Systems, Inc. (a)(b)	625,000	3,100,000

		7,478,859
Hotels, Restaurants & Leisure (2.1%)
Bob Evans Farms, Inc.	250,000	5,765,000
Insurance (4.3%)
UnumProvident Corp.	520,000	11,830,000
Internet Software & Services (1.1%)
Zix Corp. (a)(f)	937,500	1,790,625
Zix Corp. (a)	600,000	1,146,000

		2,936,625
IT Services (2.7%)
Perot Systems Corp. (Class A) (a)	525,000	7,423,500
Leisure Equipment & Products (2.9%)
Oakley, Inc.	550,000	8,079,500
Machinery (2.0%)
Federal Signal Corp.	312,000	4,683,120
Barnes Group, Inc.	25,000	825,000

		5,508,120
Marine (2.2%)
Genco Shipping & Trading, Ltd.	350,000	$6,104,000
Metals & Mining (2.2%)
Gerdau Ameristeel Corp.	1,050,000	5,922,000
Oil, Gas & Consumable Fuels (2.8%)
Callon Petroleum Co. (a)	275,000	4,853,750
Brigham Exploration Co. (a)	250,000	2,965,000

		7,818,750
Paper & Forest Products (2.4%)
Wausau-Mosinee Paper Corp.	550,000	6,517,500
Personal Products (1.3%)
Nu Skin Enterprises, Inc. (Class A)	200,000	3,516,000
Pharmaceuticals (7.9%)
Biovail Corp. (CAD) (a)(c)	550,000	13,028,308
Par Pharmaceutical Cos., Inc. (a)	275,000	8,618,500

		21,646,808
Real Estate (1.6%)
Government Properties Trust, Inc.	275,000	2,565,750
Medical Properties Trust, Inc.	180,100	1,761,378

		4,327,128
Road & Rail (2.6%)
Swift Transportation Co., Inc. (a)	350,000	7,105,000
Software (9.6%)
Novell, Inc. (a)	1,350,000	11,920,501
Mentor Graphics Corp. (a)	750,000	7,755,000
Parametric Technology Corp. (a)	1,100,000	6,710,000

		26,385,501
Specialty Retail (2.2%)
Casual Male Retail Group, Inc. (a)	1,000,000	6,130,000
Textiles, Apparel & Luxury Goods (3.2%)
Stride Rite Corp.	650,000	8,814,000
Thrifts & Mortgage Finance (1.9%)
Provident Financial Services, Inc.	275,000	5,090,250

TOTAL COMMON STOCKS (Cost $218,759,069)		$264,473,734

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE PLUS FUND - SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2005

WARRANTS (0.3%)	SHARES	VALUE
Biotechnology (0.3%)
StemCells, Inc. (a)(b)(d)(e)	575,658	$892,270
GTC Biotherapeutics, Inc. (a)(d)(e)	273,224	—
Internet Software & Services (0.0%)
Zix Corp. (a)(d)(e)	198,000	—

TOTAL WARRANTS (Cost $34,153)		$892,270

SHORT TERM INVESTMENTS (3.8%)	PAR AMOUNT	VALUE
U.S. GOVERNMENT AND AGENCY SECURITIES (2.9%)
U.S. Treasury Bills, 1/26/06	$8,000,000	$7,980,333
TIME DEPOSITS (0.9%) (+)
Brown Brothers Harriman, 3.30%,	2,599,926	2,599,926

TOTAL SHORT TERM INVESTMENTS (Cost $ 10,580,315)		$10,580,259

TOTAL INVESTMENTS (Cost $229,373,537) (100.4%)		$275,946,263
Other assets and liabilities, net (-0.4%)		(1,160,710)

TOTAL NET ASSETS (100.0%)		$274,785,553

(a)	Non-income producing security.

(b)	Affiliated company. See Note 10 in Notes to Financial Statements.

(c)	Foreign-denominated security.

(d)	Illiquid security, pursuant to the guidelines established by the Board of Directors. See Note 2(i) in Notes to Financial Statements.

(e)	Valued at fair value using methods determined by the Board of Directors. See Note 2(a) in Notes to Financial Statements.

(f)	Restricted security. See Note 2(j) in Notes to Financial Statements.

(+)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates are listed as of December 31, 2005.

CAD	– Canadian issuer.

Effective as of March 31, 2005, industry and sector classifications for each security held are generally determined by referencing the Global Industry Classification Standard Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International. Prior to that time, Heartland Advisors, Inc. utilized other sources to determine industry and sector classifications.

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE FUND - SCHEDULE OF INVESTMENTS

December 31, 2005

COMMON STOCKS (98.8%)	SHARES	VALUE
Aerospace & Defense (1.6%)
AAR Corp. (a)	400,000	$9,580,000
Ducommun, Inc. (a)	400,000	8,544,000
Allied Defense Group, Inc. (a)(b)	149,000	3,392,730
NCI, Inc. (Class A) (a)	200,000	2,746,000

		24,262,730
Air Freight & Logistics (0.2%)
AirNet Systems, Inc. (a)(b)	1,000,000	3,410,000
Airlines (1.8%)
Continental Airlines, Inc. (Class B) (a)	495,000	10,543,500
Mesa Air Group, Inc. (a)	800,000	8,368,000
Midwest Air Group, Inc. (a)(b)	1,315,500	7,419,420
MAIR Holdings, Inc. (a)	383,000	1,803,930

		28,134,850
Auto Components (0.5%)
Superior Industries International, Inc.	250,000	5,565,000
Hy-Drive Technologies, Ltd. (CAD)(a)(b)(c)(d)	2,739,891	2,333,929

		7,898,929
Biotechnology (6.5%)
Discovery Laboratories, Inc. (a)(b)	3,000,000	20,040,000
OrthoLogic Corp. (a)(b)	3,100,000	15,190,000
Sirna Therapeutics, Inc. (a)(b)	5,000,000	15,150,000
Genitope Corp. (a)(b)	1,364,620	10,848,729
Kendle International, Inc. (a)(b)	350,000	9,009,000
Cambrex Corp.	250,000	4,692,500
Keryx Biopharmaceuticals, Inc. (a)	300,000	4,392,000
Isolagen, Inc. (a)(b)	2,162,244	4,000,151
Third Wave Technologies, Inc. (a)	1,100,000	3,278,000
Discovery Partners International, Inc. (a)(b)	1,058,000	2,803,700
Angiotech Pharmaceuticals, Inc. (a)	200,000	2,630,000
AP Pharma, Inc. (a)	1,249,517	1,911,761
Senesco Technologies, Inc. (a)(b)	1,300,000	1,846,000
Stratagene Corp.	183,216	1,839,489
Mannkind Corp. (a)	100,000	1,126,000
Aphton Corp. (a)(b)	1,483,771	519,320
Aphton Corp. (a)(b)(d)(e)(f)	1,250,000	328,125
Aphton Corp. (a)(b)(d)(e)(f)	375,000	91,875

		99,696,650
Building Products (0.7%)
Maezawa Kasei Industries Co., Ltd. (JPY)(c)	200,000	3,434,532
Jacuzzi Brands, Inc. (a)	400,000	3,360,000
Patrick Industries, Inc. (a)(b)	293,525	3,108,400
AAON, Inc. (a)	17,500	313,600

		10,216,532
Capital Markets (1.6%)
Stifel Financial Corp. (a)	250,000	9,397,500
FirstCity Financial Corp. (a)	479,100	5,519,232
LaBranche & Co., Inc. (a)	500,000	5,055,000
American Physicians Service Group, Inc. (b)	185,649	2,450,567
Knight Capital Group, Inc. (Class A) (a)	200,000	1,978,000

		24,400,299
Chemicals (2.2%)
Sensient Technologies Corp.	1,000,000	17,900,000
LESCO, Inc. (a)	403,599	6,158,921
Calgon Carbon Corp.	1,000,000	5,690,000
A. Schulman, Inc.	187,300	4,030,696
Quaker Chemical Corp.	4,800	92,304

		33,871,921
Commercial Banks (3.3%)
Sterling Financial Corp.	600,000	$14,988,000
Associated Banc-Corp.	450,000	14,647,500
Independent Bank Corp.	186,500	5,320,845
AmeriServ Financial, Inc. (a)(d)	1,000,200	4,330,866
Simmons First National Corp. (Class A)	75,100	2,080,270
Capital Bank Corp.	122,000	1,872,700
PAB Bankshares, Inc. (d)	100,000	1,825,000
Merchants & Manufacturers Bancorp., Inc. (d)	46,095	1,728,563
Summit Bank Corp. (d)	100,000	1,550,000
Guaranty Financial Corp. (d)(e)	10,388	1,495,872
BancTrust Financial Group, Inc.	25,000	502,500
Vail Banks, Inc.	27,045	405,675
FNB Corp.	4,737	145,284
Eastern Virginia Bankshares, Inc.	4,500	95,850

		50,988,925
Commercial Services & Supplies (7.5%)
Barrett Business Services, Inc. (a)(b)	555,600	13,884,444
FTI Consulting, Inc. (a)	382,000	10,482,080
SITEL Corp. (a)	3,261,900	10,177,128
Fuel-Tech N.V. (a)(b)	989,200	8,952,260
Intersections, Inc. (a)(b)	950,000	8,873,000
The Geo Group, Inc. (a)(b)	386,900	8,871,617
Exponent, Inc. (a)	300,000	8,514,000
TeleTech Holdings, Inc. (a)	700,000	8,435,000
Central Parking Corp.	500,000	6,860,000
Volt Information Sciences, Inc. (a)	300,000	5,706,000
On Assignment, Inc. (a)	500,000	5,455,000
Bowne & Co., Inc.	300,000	4,452,000
RCM Technologies, Inc. (a)(b)	780,100	3,978,510
CompuDyne Corp. (a)(b)	636,600	3,959,652
Outlook Group Corp. (b)	300,000	3,315,000
PRG-Schultz International, Inc. (a)	3,000,000	1,830,000
The Standard Register Co.	100,000	1,581,000

		115,326,691
Communications Equipment (5.5%)
InterDigital Communications Corp. (a)(b)	3,000,000	54,960,000
Lantronix, Inc. (a)(b)	5,000,000	8,250,000
Extreme Networks, Inc. (a)	1,500,000	7,125,000
Aastra Technologies, Ltd. (CAD)(a)(c)	200,000	6,384,443
EMS Technologies, Inc. (a)	350,000	6,195,000
Asia Pacific Wire & Cable Corp., Ltd. (a)(b)(d)	1,137,300	1,649,085

		84,563,528
Computers & Peripherals (0.9%)
McDATA Corp. (Class A) (a)(b)	3,000,000	11,400,000
InFocus Corp. (a)	500,000	2,005,000

		13,405,000
Construction & Engineering (1.6%)
URS Corp. (a)	400,000	15,044,000
Comfort Systems USA, Inc.	750,000	6,900,000
Insituform Technologies, Inc. (Class A) (a)	100,000	1,937,000

		23,881,000
Diversified Consumer Services (1.7%)
Regis Corp.	400,000	15,428,000
The Princeton Review, Inc. (a)	1,200,000	6,180,000
Whitney Information Network, Inc. (a)(b)(d)(e)(f)	600,000	4,972,500

		26,580,500
Diversified Financial Services (0.2%)
eSPEED, Inc. (Class A) (a)	300,000	2,313,000
Electrical Equipment (0.7%)
Powell Industries, Inc. (a)	300,000	5,388,000
Xantrex Technology, Inc. (CAD)(a)(c)	798,200	5,357,047

		10,745,047

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE FUND - SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2005

COMMON STOCKS (CONTINUED)	SHARES	VALUE
Electronic Equipment & Instruments (0.5%)
OSI Systems, Inc. (a)	200,000	$3,678,000
O.I. Corp. (a)(b)	245,900	3,049,160
MOCON, Inc.	160,245	1,493,483

		8,220,643
Energy Equipment & Services (5.8%)
Input/Output, Inc. (a)	2,832,500	19,912,475
Newpark Resources, Inc. (a)	2,500,000	19,075,000
NATCO Group, Inc. (Class A) (a)	700,000	14,322,000
Gulf Island Fabrication, Inc.	456,200	11,090,222
FuelCell Energy, Inc. (a)	1,000,000	8,470,000
Offshore Logistics, Inc. (a)	200,000	5,840,000
Matrix Service Co. (a)	500,000	4,920,000
Grey Wolf, Inc. (a)	500,000	3,865,000
Global Industries, Ltd. (a)	100,000	1,135,000

		88,629,697
Food Products (2.3%)
Riken Vitamin Co., Ltd. (JPY)(c)	427,200	10,270,624
John B. Sanfilippo & Son, Inc. (a)(b)	750,000	9,697,500
Hanover Foods Corp. (Class A) (d)(e)	49,250	5,577,563
Poore Brothers, Inc. (a)(b)	1,710,622	4,823,954
Tasty Baking Co.	305,200	2,289,000
Monterey Gourmet Foods, Inc. (a)	547,257	2,205,446
SunOpta, Inc. (a)	200,000	1,052,000

		35,916,087
Health Care Equipment & Supplies (4.8%)
Analogic Corp.	334,651	16,013,050
STAAR Surgical Co. (a)(b)	2,000,000	15,800,000
Fukuda Denshi Co., Ltd. (JPY)(c)	300,000	10,888,738
Nissui Pharmaceutical Co., Ltd. (JPY)(c)(d)	938,000	7,660,227
Lifecore Biomedical, Inc. (a)(b)	398,600	6,469,278
Osteotech, Inc. (a)(b)	1,090,000	5,417,300
Compex Technologies, Inc. (a)(b)	750,000	4,905,000
Medwave, Inc. (a)(b)	1,050,000	2,898,000
Trinity Biotech PLC (ADR)(a)	338,300	2,760,934
Sonic Innovations, Inc. (a)	400,000	1,692,000

		74,504,527
Health Care Providers & Services (5.4%)
PDI, Inc. (a)(b)	1,134,209	15,311,821
Specialty Laboratories, Inc. (a)	830,000	10,831,500
Henry Schein, Inc. (a)	200,000	8,728,000
BioScrip, Inc. (a)(b)	1,000,000	7,540,000
Air Methods Corp. (a)	400,000	6,920,000
Hooper Holmes, Inc.	2,579,200	6,576,960
PAREXEL International Corp. (a)	300,000	6,078,000
National Home Health Care Corp. (b)	441,000	4,304,160
MEDTOX Scientific, Inc. (a)(b)	508,750	3,856,325
Omnicell, Inc. (a)	315,000	3,764,250
Cross Country Healthcare, Inc. (a)	210,233	3,737,943
SRI/Surgical Express, Inc. (a)(b)(d)	600,000	3,600,000
Almost Family, Inc. (a)(b)	72,082	1,153,312
Medical Staffing Network Holdings, Inc. (a)	27,100	145,527

		82,547,798
Hotels, Restaurants & Leisure (2.3%)
Multimedia Games, Inc. (a)(b)	1,178,664	10,902,642
Sunterra Corp. (a)	750,000	10,665,000
Buca, Inc. (a)	1,010,000	5,504,500
Champps Entertainment, Inc. (a)	503,800	3,254,548
Smith & Wollensky Restaurant Group, Inc. (a)(b)	574,400	2,952,416
Marcus Corp.	90,500	2,126,750

		35,405,856
Household Durables (0.6%)
Global-Tech Appliances, Inc. (a)(b)(d)	1,181,200	$4,441,312
Levitt Corp. (Class A)	164,000	3,729,360
Warderly International Holdings, Ltd. (HK)(c)	11,230,000	1,115,266

		9,285,938
Household Products (0.5%)
Oil-Dri Corp. of America (b)	450,000	7,933,500
Independent Power Producers & Energy Traders (1.9%)
Dynegy, Inc. (Class A) (a)	6,000,000	29,040,000
Insurance (5.5%)
Presidential Life Corp.	1,000,000	19,040,000
Kingsway Financial Services, Inc. (CAD)(c)	750,000	15,165,204
Assured Guaranty, Ltd.	451,400	11,461,046
AmerUs Group Co.	200,000	11,334,000
SCPIE Holdings, Inc. (a)	358,000	7,446,400
Meadowbrook Insurance Group, Inc. (a)	1,000,000	5,840,000
Scottish Re Group, Ltd.	200,000	4,910,000
Phoenix Cos., Inc.	300,000	4,092,000
Vesta Insurance Group, Inc. (a)(b)	2,000,000	2,000,000
PMA Capital Corp. (Class A) (a)	185,865	1,696,947
Financial Industries Corp. (a)(e)	154,031	1,278,457

		84,264,054
Internet & Catalog Retail (0.1%)
PetMed Express, Inc. (a)	70,686	1,001,621
Internet Software & Services (0.2%)
Digitas, Inc. (a)	210,000	2,629,200
IT Services (2.1%)
Forrester Research, Inc. (a)	400,000	7,500,000
Tier Technologies, Inc. (Class B) (a)	1,000,000	7,340,000
First Consulting Group, Inc. (a)	1,000,000	5,870,000
Clark, Inc.	328,100	4,347,325
Analysts International Corp. (a)(b)	1,600,000	3,840,000
Anacomp, Inc. (Class A) (a)(b)(d)(e)	350,000	3,640,000
TechTeam Global, Inc. (a)	8,900	89,356

		32,626,681
Leisure Equipment & Products (1.2%)
JAKKS Pacific, Inc. (a)	307,404	6,437,040
K2, Inc. (a)	500,000	5,055,000
Leapfrog Enterprises, Inc. (a)	300,000	3,495,000
Excelligence Learning Corp. (a)	371,700	2,609,334
Corgi International, Ltd. (ADR)(a)(b)	563,000	1,491,950

		19,088,324
Machinery (3.7%)
Stewart & Stevenson Services, Inc.	1,000,000	21,130,000
Badger Meter, Inc. (b)	400,000	15,696,000
Federal Signal Corp.	500,000	7,505,000
Robbins & Myers, Inc.	250,000	5,087,500
Met-Pro Corp.	400,000	4,744,000
MFRI, Inc. (a)(b)	463,200	2,487,384

		56,649,884
Marine (0.0%)
Quintana Maritime, Ltd.	28,700	292,166
Media (2.9%)
Alliance Atlantis Communications, Inc. (Class B) (CAD)(a)(c)	1,000,000	29,409,740
Horipro, Inc. (JPY) (c)	700,000	9,070,556
Emak Worldwide, Inc. (a)(b)(d)	524,413	3,649,390
Opinion Research Corp. (a)	239,989	1,351,138
SPAR Group, Inc. (a)(b)(d)	1,228,000	1,106,428

		44,587,252

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE FUND - SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2005

COMMON STOCKS (CONTINUED)	SHARES	VALUE
Metals & Mining (3.3%)
High River Gold Mines, Ltd. (CAD)(a)(b)(c)	9,000,000	$11,461,023
Western Silver Corp. (CAD)(a)(c)	1,000,400	11,276,235
Northwest Pipe Co. (a)	250,000	6,700,000
LionOre Mining International, Ltd. (CAD)(a)(c)	1,500,000	6,388,745
Grande Cache Coal Corp. (CAD)(a)(c)	2,000,000	5,661,676
Aleris International, Inc. (a)	150,000	4,836,000
Desert Sun Mining Corp. (CAD)(a)(c)	1,000,000	2,460,850
Universal Stainless & Alloy Products, Inc. (a)	125,000	1,875,000

		50,659,529
Multiline Retail (0.6%)
Duckwall-ALCO Stores, Inc. (a)(b)	400,000	9,136,000
Oil, Gas & Consumable Fuels (6.7%)
Sherritt International Corp. (CAD)(c)	3,000,000	26,071,244
Clayton Williams Energy, Inc. (a)(b)	600,000	25,044,000
Harvest Natural Resources, Inc. (a)	1,500,000	13,320,000
Plains Exploration & Production Co. (a)	300,000	11,919,000
Whiting Petroleum Corp. (a)	200,000	8,000,000
Swift Energy Co. (a)	175,000	7,887,250
Far East Energy Corp. (a)(b)	5,000,000	6,800,000
Clear Energy, Inc. (CAD)(a)(c)	500,000	2,280,158
Abraxas Petroleum Corp. (a)	400,000	2,112,000

		103,433,652
Personal Products (0.7%)
Nature’s Sunshine Products, Inc.	448,000	8,099,840
Natrol, Inc. (a)(b)	1,250,000	1,993,750

		10,093,590
Pharmaceuticals (1.2%)
Andrx Corp. (a)	400,000	6,588,000
Fuji Pharmaceutical Co., Ltd. (JPY)(c)	499,000	6,262,890
ASKA Pharmaceutical Co., Ltd. (JPY)(c)	500,000	5,270,522
Access Pharmaceuticals, Inc. (a)(b)	1,253,400	664,302

		18,785,714
Real Estate (1.4%)
Medical Properties Trust, Inc.	822,000	8,039,160
Government Properties Trust, Inc.	700,000	6,531,000
Capital Lease Funding, Inc.	613,800	6,463,314

		21,033,474
Road & Rail (2.3%)
Marten Transport, Ltd. (a)	750,000	13,665,000
Dollar Thrifty Automotive Group, Inc. (a)	200,000	7,214,000
AMERCO (a)	100,000	7,205,000
SCS Transportation, Inc. (a)	250,000	5,312,500
Smithway Motor Xpress Corp. (Class A) (a)	129,676	1,156,710
U.S. Xpress Enterprises, Inc. (a)	52,500	912,450

		35,465,660
Semiconductors (0.4%)
Skyworks Solutions, Inc. (a)	1,000,000	5,090,000
FSI International, Inc. (a)	129,700	596,620

		5,686,620
Software (3.2%)
Actuate Corp. (a)(b)	4,000,000	12,560,000
Quovadx, Inc. (a)(b)	3,677,400	8,862,534
WatchGuard Technologies, Inc. (a)(b)	2,229,305	8,248,429
PLATO Learning, Inc. (a)	750,000	5,955,000
EPIQ Systems, Inc. (a)	303,500	5,626,890
OPNET Technologies, Inc. (a)	500,000	4,595,000
ePlus, Inc. (a)	105,135	1,454,227
MetaSolv, Inc. (a)	500,000	1,450,000

		48,752,080
Specialty Retail (1.1%)
Shoe Carnival, Inc. (a)	500,000	$10,960,000
Mothers Work, Inc. (a)(b)	525,975	6,721,961

		17,681,961
Textiles, Apparel & Luxury Goods (1.3%)
Hampshire Group, Ltd. (a)(b)	500,000	11,901,000
Ashworth, Inc. (a)(b)	608,431	5,141,242
Phoenix Footwear Group, Inc. (a)(b)	646,700	3,395,175

		20,437,417
Thrifts & Mortgage Finance (0.1%)
Franklin Bank Corp. (a)	100,000	1,799,000
Riverview Bancorp, Inc.	20,500	477,855

		2,276,855
Water Utilities (0.2%)
Pure Cycle Corp. (a)	500,000	3,763,500

TOTAL COMMON STOCKS (Cost $1,072,672,301)		$1,519,524,882

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE FUND - SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2005

CONVERTIBLE PREFERRED STOCKS (0.3%)	SHARES	VALUE
Biotechnology (0.0%)
Aphton Corp. (a)(b)(d)(e)(f)	2,500	$—
Household Durables (0.3%)
Ronco Corp. 5.00% (a)(b)(d)(e)(f)(g)	1,500,000	4,241,250

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $5,655,000)		$4,241,250

WARRANTS (0.2%)	SHARES	VALUE
Auto Components (0.0%)
Hy-Drive Technologies, Ltd. (CAD)(a)(b)(c)(d)(e)	1,395,234	$228,097
Biotechnology (0.1%)
Sirna Therapuetics, Inc. (a)(b)(d)(e)	1,440,000	1,598,400
Senesco Technologies, Inc. (a)(b)(d)(e)	50,000	—
Commercial Services & Supplies (0.0%)
Waste Services, Inc. (a)(d)(e)	75,000	—
Diversified Consumer Services (0.1%)
Whitney Information Network, Inc. (a)(b)(d)(e)(f)	300,000	956,250
Software (0.0%)
VocalTec Communications, Ltd. (a)(d)(e)	222,500	—

TOTAL WARRANTS (Cost $0)		$2,782,747

SHORT-TERM INVESTMENTS (1.8%)	PAR AMOUNT	VALUE
U.S. GOVERNMENT AND AGENCY SECURITIES (1.3%)
U.S. Treasury Bills, 1/26/06	$20,000,000	$19,950,832
TIME DEPOSITS (0.5%) (+)
Brown Brothers Harriman, 3.30%	7,220,268	7,220,268

TOTAL SHORT-TERM INVESTMENTS (Cost $27,171,240)		$27,171,100

TOTAL INVESTMENTS (Cost $1,105,498,541) (101.1%)		$1,553,719,979
Other assets and liabilities, net (-1.1%)		(16,145,453)

TOTAL NET ASSETS (100.0%)		$1,537,574,526

(a)	Non-income producing security.

(b)	Affiliated company. See Note 10 in Notes to Financial Statements.

(c)	Foreign-denominated security.

(d)	Illiquid security, pursuant to the guidelines established by the Board of Directors. See Note 2(i) in Notes to Financial Statements.

(e)	Valued at fair value using methods determined by the Board of Directors. See Note 2(a) in Notes to Financial Statements.

(f)	Restricted security. See Note 2(j) in Notes to the Financial Statements.

(g)	Currently in default of the penalty payment due in cash to the preferred stockholders for the delay in the effective date of the registration statement. The registration statement covers the common stock into which the convertible preferred stock held are convertible.

(+)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 2005.

ADR–	American Depository Receipt.

CAD–	Canadian issuer.

HK–	Hong Kong issuer.

JPY–	Japanese issuer.

Effective as of March 31, 2005, industry and sector classifications for each security held are generally determined by referencing the Global Industry Classification Standard Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International. Prior to that time, Heartland Advisors, Inc. utilized other sources to determine industry and sector classifications.

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2005

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
ASSETS:
Investments in securities, at cost (1)	$123,575,493	$229,373,537	$1,105,498,541

Investments in securities, at value	$154,617,302	$271,953,993	$1,050,791,721
Investments in affiliates, at value	—	3,992,270	502,928,258

Total investments, at value	154,617,302	275,946,263	1,553,719,979
Cash	—	—	1,054,190
Foreign currency, at value (cost $0; $0; $ 27,426)	—	—	27,426
Receivable for securities sold	—	975,770	2,778,775
Accrued dividends and interest	118,864	494,517	717,285
Receivable for capital shares issued	227,936	157,012	1,084,318
Prepaid expenses	5,847	19,298	51,134

Total Assets	154,969,949	277,592,860	1,559,433,107

LIABILITIES:
Payable for securities purchased	—	1,439,733	5,907,505
Distributions payable	—	19,603	—
Payable for capital shares redeemed	144,588	1,186,204	15,264,205
Accrued expenses
Fund accounting fees	5,552	8,246	36,423
Transfer agency fees	24,351	80,125	319,713
Other	30,503	73,396	330,735

Total Liabilities	204,994	2,807,307	21,858,581

TOTAL NET ASSETS	$154,764,955	$274,785,553	$1,537,574,526

NET ASSETS CONSIST OF:
Paid in capital	$122,157,948	$228,611,505	$1,080,097,579
Accumulated undistributed net investment income (loss)	4,730	392,325	(8,056,157)
Accumulated undistributed gains on investments, futures and translation of assets and liabilities in foreign currency	1,560,445	(791,042)	17,311,651
Net unrealized appreciation on investments	31,041,832	46,572,765	448,221,453

TOTAL NET ASSETS	$154,764,955	$274,785,553	$1,537,574,526

Shares outstanding, $0.001 par value (100,000,000; 100,000,000 and 150,000,000 shares authorized, respectively)	6,054,797	10,630,013	34,324,029

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$25.56	$25.85	$44.80

(1)	Includes cost of investments in affiliates of $2,856,250 and $387,745,136 for the Value Plus and Value Funds, respectively. See Note 10 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2005

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
INVESTMENT INCOME:
Dividends	$1,772,111	$5,413,862	$7,616,937
Interest	134,165	291,002	3,427,888
Foreign tax withheld	(1,402)	(22,369)	(123,748)

Total investment income	1,904,874	5,682,495	10,921,077

EXPENSES:
Management fees	922,995	2,279,519	12,169,390
Distribution fees	307,665	814,111	3,254,428
Transfer agent fees	179,715	608,073	2,051,680
Fund accounting fees	41,719	109,906	526,827
Custodian fees	9,182	28,061	143,765
Printing and communication fees	10,481	30,413	105,004
Postage fees	11,152	35,866	30,566
Legal fees	7,059	22,964	116,719
Registration fees	16,997	20,560	46,452
Directors’ fees	8,578	23,320	115,604
Audit fees	24,197	27,621	36,053
Insurance fees	16,159	60,028	277,956
Dividend expense on securities sold short	—	—	212,770
Other expenses	11,923	25,722	175,847

Total expenses	1,567,822	4,086,164	19,263,061

NET INVESTMENT INCOME (LOSS)	337,052	1,596,331	(8,341,984)

REALIZED & UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FUTURES AND TRANSLATION OF ASSETS AND LIABILITIES IN FOREIGN CURRENCY:
Net realized gains (losses) on:
Long positions	5,068,563	12,057,001	198,966,920
Short positions	—	—	(8,621,522)
Futures contracts	—	—	11,017,407
Net change in unrealized appreciation/depreciation on:
Long positions	10,449,504	(15,816,778)	(175,020,686)

TOTAL REALIZED & UNREALIZED NET GAINS (LOSSES) ON INVESTMENTS, FUTURES AND TRANSLATION OF ASSETS AND LIABILITIES IN FOREIGN CURRENCIES	15,518,067	(3,759,777)	26,342,119

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$15,855,119	$(2,163,446)	$18,000,135

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	SELECT VALUE FUND		VALUE PLUS FUND
	Year Ended Dec. 31, 2005	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2005	Year Ended Dec. 31, 2004
FROM INVESTMENT OPERATIONS:
Net investment income	$337,052	$64,568	$1,596,331	$1,180,376
Net realized gains on investments, futures and translation of assets and liabilities in foreign currency	5,068,563	5,302,194	12,057,001	27,410,478
Net change in unrealized appreciation/depreciation on investments, futures and translation of assets and liabilities in foreign currency	10,449,504	9,296,028	(15,816,778)	19,571,399

Net increase (decrease) in net assets resulting from operations	15,855,119	14,662,790	(2,163,446)	48,162,253

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(325,583)	(63,020)	(1,348,546)	(934,591)
Net realized gains on investments	(5,318,574)	(958,873)	(12,820,390)	(9,816,456)

Total distributions to shareholders	(5,644,157)	(1,021,893)	(14,168,936)	(10,751,047)

CAPITAL TRANSACTIONS
Proceeds from shares issued	63,556,361	48,865,390	117,682,114	424,612,200
Dividends reinvested	5,412,479	983,122	13,756,863	10,672,718
Value of shares redeemed	(33,943,134)	(29,639,612)	(256,836,872)	(275,162,552)

Net increase (decrease) in net assets derived from capital transactions	35,025,706	20,208,900	(125,397,895)	160,122,366

TOTAL INCREASE (DECREASE) IN NET ASSETS	45,236,668	33,849,797	(141,730,277)	197,533,572
NET ASSETS AT THE BEGINNING OF THE PERIOD	109,528,287	75,678,490	416,515,830	218,982,258

NET ASSETS AT THE END OF THE PERIOD	$154,764,955	$109,528,287	$274,785,553	$416,515,830

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$4,730	$—	$392,325	$170,321

	VALUE FUND
	Year Ended Dec. 31, 2005	Year Ended Dec. 31, 2004
FROM INVESTMENT OPERATIONS:
Net investment loss	$(8,341,984)	$(9,234,193)
Net realized gains on investments, futures and translation of assets and liabilities in foreign currency	201,362,805	230,815,589
Net change in unrealized appreciation/depreciation on investments, futures and translation of assets and liabilities in foreign currency	(175,020,686)	(69,992,626)

Net increase (decrease) in net assets resulting from operations	18,000,135	151,588,770

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments	(185,954,101)	(201,900,357)

Total distributions to shareholders	(185,954,101)	(201,900,357)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	153,466,203	400,682,444
Dividends reinvested	178,147,507	192,937,060
Value of shares redeemed	(502,385,522)	(852,271,342)

Net increase (decrease) in net assets derived from capital transactions	(170,771,812)	(258,651,838)

TOTAL DECREASE IN NET ASSETS	(338,725,778)	(308,963,425)
NET ASSETS AT THE BEGINNING OF THE PERIOD	1,876,300,304	2,185,263,729

NET ASSETS AT THE END OF THE PERIOD	$1,537,574,526	$1,876,300,304

ACCUMULATED UNDISTRIBUTED NET INVESTMENT LOSS	$(8,056,157)	$(5,533,597)

The accompanying Notes to Financial Statements are an integral part of these Statements.

FINANCIAL HIGHLIGHTS – SELECT VALUE FUND

	For the Year Ended December 31,
	2005	2004	2003	2002	2001
PER SHARE DATA
Net asset value, beginning of period	$23.37	$20.16	$14.87	$17.30	$15.03
Income (loss) from investment operations:
Net investment income	0.06	0.01	0.01	0.03	0.08
Net realized and unrealized gains (losses) on investments, futures and the translation of assets and liabilities in foreign currency	3.10	3.42	5.29	(2.43)	2.37

Total income (loss) from investment operations	3.16	3.43	5.30	(2.40)	2.45
Less distributions from:
Net investment income	(0.06)	(0.01)	(0.01)	(0.03)	(0.02)
Net realized gains on investments	(0.91)	(0.21)	—	—	(0.16)

Total distributions	(0.97)	(0.22)	(0.01)	(0.03)	(0.18)

Net asset value, end of period	$25.56	$23.37	$20.16	$14.87	$17.30

TOTAL RETURN	13.49%	17.02%	35.66%	(13.85)%	16.43%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$154,765	$109,528	$75,678	$56,268	$29,462
Percentage of expenses to average net assets	1.27%	1.33%	1.47%	1.46%	1.48	%(1)
Percentage of net investment income to average net assets	0.27%	0.07%	0.06%	0.21%	0.78%
Portfolio turnover rate	42%	72%	47%	39%	108%

(1)	If there had been no expense reimbursement or management fee waiver by the Advisor, the percentage of net expenses to average net assets for the year ended December 31, 2001 would have been 1.93%.

FINANCIAL HIGHLIGHTS – VALUE PLUS FUND

	For the Year Ended December 31,
	2005	2004	2003	2002	2001
PER SHARE DATA
Net asset value, beginning of period	$26.85	$23.57	$15.39	$16.12	$12.11
Income (loss) from investment operations:
Net investment income	0.15	0.09	0.06	0.12	0.18
Net realized and unrealized gains (losses) on investments, futures and the translation of assets and liabilities in foreign currency	0.22 (1)	3.91	8.17	(0.73)	4.01

Total income (loss) from investment operations	0.37	4.00	8.23	(0.61)	4.19
Less distributions from:
Net investment income	(0.12)	(0.07)	(0.05)	(0.12)	(0.18)
Net realized gains on investments	(1.25)	(0.65)	—	—	—

Total distributions	(1.37)	(0.72)	(0.05)	(0.12)	(0.18)

Net asset value, end of period	$25.85	$26.85	$23.57	$15.39	$16.12

TOTAL RETURN	1.34%	16.98%	53.56%	(3.79)%	34.76%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$274,786	$416,516	$218,982	$57,657	$60,057
Percentage of expenses to average net assets	1.25%	1.23%	1.34%	1.44%	1.48%
Percentage of net investment income to average net assets	0.49%	0.34%	0.32%	0.75%	1.27%
Portfolio turnover rate	36%	57%	68%	65%	80%

(1)	The per share amount shown throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

The accompanying Notes to Financial Statements are an integral part of these Statements.

FINANCIAL HIGHLIGHTS – VALUE FUND

	For the Year Ended December 31,
	2005	2004	2003	2002	2001
PER SHARE DATA
Net asset value, beginning of period	$49.81	$51.14	$31.46	$37.25	$32.98
Income (loss) from investment operations:
Net investment loss	(0.25)	(0.25)	(0.20)	(0.17)	(0.10)
Net realized and unrealized gains (losses) on investments, futures and the translation of assets and liabilities in foreign currency	1.27	4.59	22.24	(4.09)	9.57

Total income (loss) from investment operations	1.02	4.34	22.04	(4.26)	9.47
Less distributions from:
Net realized gains on investments	(6.03)	(5.67)	(2.36)	(1.53)	(5.20)

Total distributions	(6.03)	(5.67)	(2.36)	(1.53)	(5.20)

Net asset value, end of period	$44.80	$49.81	$51.14	$31.46	$37.25

TOTAL RETURN	1.99%	9.11%	70.16%	(11.49)%	29.45%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$1,537,575	$1,876,300	$2,185,264	$923,754	$1,093,215
Percentage of expenses to average net assets(1)	1.19%	1.20%	1.28%	1.29%	1.29%
Percentage of expenses to average net assets (excluding dividend expense)	1.17%	1.20%	1.28%	1.29%	1.29%
Percentage of net investment loss to average net assets	(0.51)%	(0.46)%	(0.63)%	(0.48)%	(0.29)%
Portfolio turnover rate	36%	32%	48%	49%	56%

(1)	Includes dividend expense on short sales.

The accompanying Notes to Financial Statements are an integral part of these Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

(1)	ORGANIZATION

Heartland Group, Inc. (the “Corporation”) is registered as an open-end management investment company under the Investment Company Act of 1940. The capital shares of the Select Value Fund, Value Plus Fund and Value Fund (the “Funds”), each of which is a diversified fund.

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with their vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Corporation.

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements:

(a)	Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. Debt securities are stated at fair value as furnished by an independent pricing service based primarily upon information concerning market transactions and dealer quotations for similar securities, or by dealers who make markets in such securities. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value using methods determined by the Board of Directors. The Pricing Committee for the Corporation may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined but prior to the time at which a Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Directors and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments. At December 31, 2005, 0.3% and 1.6% of the Value Plus and Value Funds' net assets, respectively, were valued at their fair value using methods determined by the Board of Directors.

(b)	The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly paid no Federal income taxes, and no Federal income tax provision is recorded.

(c)	Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Select Value and Value Funds are declared and paid at least annually. Dividends from the Value Plus Fund are declared and paid quarterly. Net realized gains on investments, if any, are distributed at least annually. During 2005, the Funds utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Statement of Position 93-2 requires that permanent financial reporting and tax differences be reclassified to paid in capital. Accordingly, at December 31, 2005, the Select Value, Value Plus and Value Funds recorded a reclassification to decrease undistributed net realized gains on investments and increase paid in capital by $514,442, $3,469,585 and $34,991,541, respectively. Net assets are not affected by these reclassifications.

(d)	The Funds record security transactions no later than one business day after trade date. However, for financial reporting purposes, security transactions are accounted for on trade date. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is included with net realized and unrealized gains or losses from investments. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method.

(e)	The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among the Funds in proportion to their respective net assets, number of open shareholder accounts, number of funds or some combination thereof, as applicable.

(f)	Each Fund may enter into futures contracts for hedging purposes, such as to protect against anticipated declines in the market value of its portfolio securities or to manage exposure to changing interest rates. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render a Fund’s hedging strategy unsuccessful. There were no open futures contracts at December 31, 2005.

(g)	A short sale is a transaction in which a Fund sells a security it does not own (but has borrowed) in anticipation of a decline in the market value of that security. To complete a short sale, a Fund must borrow the security to deliver to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it in the open market at a later date. A Fund could incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in value between those dates. A Fund must pay any dividends or interest payable to the lender of the security. All short sales must be collateralized in accordance with the applicable exchange or broker requirements. A Fund maintains the collateral in a segregated account with its custodian or broker, consisting of cash, obligations of the U.S. Government, its agencies or instrumentalities, or equity securities sufficient to collateralize its obligation on the short positions. There were no short positions held at December 31, 2005.

(h)	The Funds may write covered call options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. The Funds may enter into options transactions for hedging purposes, and will not use these instruments for speculation. There were no option transactions during the year ended December 31, 2005.

(i)	At December 31, 2005, 0.3% and 3.7% of the Value Plus and Value Funds’ net assets, respectively, were illiquid as defined pursuant to guidelines established by the Board of Directors of the Corporation.

(j)	A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “Act”) or pursuant to the resale limitations provided by Rule 144 under the Act, or an exemption from the registration requirements of the Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Directors. Not all restricted securities are considered to be illiquid. At December 31, 2005, the Value Plus and Value Funds held restricted securities representing 0.7% and 0.7% of net assets, respectively. The restricted securities held as of December 31, 2005 are identified below:

SECURITY	ACQUISITION DATE	ACQUISITION COST	SHARES	FAIR VALUE
Value Plus Fund
Zix Corp. (Common Stock)	12/12/2005	$1,518,750	937,500	$1,790,625
Value Fund
Aphton Corp. (Convertible Preferred Shares)*	11/09/2005	—	2,500	—
Aphton Corp. (Common Shares)*	11/09/2005	459,375	1,250,000	328,125
Aphton Corp. (Common Shares)*	11/09/2005	128,625	375,000	91,875
Ronco Corp. (Convertible Preferred Stock)	6/24/2005	5,655,000	1,500,000	4,241,250
Whitney Information Network, Inc. (Common Stock)	11/01/2005	2,700,000	600,000	4,972,500
Whitney Information Network, Inc. (Warrants)	11/01/2005	—	300,000	956,250

*	The restricted holdings of Aphton Corp. represent 45% of the total Aphton Corp. holdings.

(k)	The Funds invest in foreign equity securities, whose values are subject to change in market conditions, as well as changes in political and regulatory environments. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Funds may utilize forward currency exchange contracts for the purpose of hedging foreign currency risk. Under these contracts, the Funds are obligated to exchange currencies at specific future dates. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values.

(l)	Each Fund may purchase securities on a when-issued basis. Payment and interest terms of these securities are set out at the time a Fund enters into the commitment to purchase, but generally the securities are not issued, and delivery and payment for such obligations does not occur until a future date that may be a month or more after the purchase date. Obligations purchased on a when-issued basis involve a risk of loss if the value of the security purchased declines prior to the settlement date, and may increase fluctuation in a Fund’s net asset value. On the date a Fund enters into an agreement to purchase securities on a when-issued basis, it will record the transaction and reflect the value of the obligation in determining its net asset value. In addition, the respective Fund will segregate cash, obligations of the U.S. Government, its agencies or instrumentalities, or equity securities having a value at least equal to the Fund’s obligation under the position. There were no when-issued securities held at December 31, 2005.

(m)	Each Fund may own shares of real estate investment trusts (“REITS”) which report information on the source of their distributions annually. Certain distributions from REITS during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

(n)	The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3)	CREDIT FACILITY

Brown Brothers Harriman & Co. has made available to the Funds, a $25 million one year revolving credit facility pursuant to a Credit Agreement (“Agreement”) dated December 21, 2004. The Agreement was amended to extend the termination date to December 31, 2006. The primary purpose of the Agreement is to allow the Funds to avoid liquidating securities under circumstance that Heartland Advisors, Inc. believes are unfavorable to shareholders. Outstanding principal amounts under the credit facility bear interest at a rate per annum equal to the Federal Funds Rate plus 1.50%. Commitment fees are computed at a rate per annum equal to 0.10% of the Funds’ unutilized credit payable quarterly in arrears. The Funds did not utilize this credit facility during the year ended December 31, 2005.

(4)	INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

The Corporation entered into investment advisory agreements with Heartland Advisors, Inc. (the “Advisor”) to serve as investment advisor and manager to the Funds (the “Advisory Agreements”). Under the terms of the Advisory Agreements, the Select Value and Value Funds pay the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets of the Funds, and the Value Plus Fund pays the Advisor a monthly management fee at the annual rate of 0.70% of the average daily net assets of the Fund.

During the period from April 1, 1999 through April 30, 2000, the Advisor contractually committed to waive Select Value Fund fees paid to it and/or pay such Fund’s ordinary operating expenses (excluding brokerage commissions, interest and taxes) to the extent that annual operating expenses exceeded 0.95%. Effective May 1, 2000, the Advisor voluntarily committed to waive fees and/or reimburse expenses of the Select Value Fund to the extent that total annual ordinary operating expenses (excluding brokerage commissions, interest and taxes) exceeded 1.90%. Effective June 1, 2000, the Advisor modified the waiver for the Select Value Fund to provide for the waiver of fees and/or reimbursements of expenses to the extent that total annual ordinary operating expenses (excluding brokerage commissions, interest, taxes and extraordinary items) exceeded 1.25%. Effective November 30, 2001, the Advisor terminated the voluntary expense waiver. Without such waivers and reimbursements, total returns prior to this date would have been lower.

The Corporation has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Pursuant to the Plan, each Fund pays the Fund’s distributor, Heartland Investor Services LLC (the “Distributor”), an amount up to 0.25% of the average daily net assets of such Fund (limited to actual costs incurred), computed on an annual basis and paid monthly, for distributing Fund shares and providing shareholder services. Any fees paid to the Distributor under the Plan that are not used during a calendar year are reimbursed to the respective Fund. The Distributor is an indirect wholly-owned subsidiary of the BISYS Group, Inc., and is an affiliate of the Funds’ transfer agent and fund accountant, BISYS Fund Services Ohio, Inc. The Corporation and/or Distributor may also contractually commit to pay these fees to other third parties who agree to provide various services to their customers who hold Fund shares. Fees paid pursuant to any such contractual commitment are not subject to reimbursement. BISYS Group, Inc. receives a fixed fee for providing distribution services. BISYS Fund Services Ohio, Inc. receives a fee that is a base amount plus an annual fee based on the number of shareholders for providing transfer agent services. BISYS Fund Services Ohio, Inc. receives fees, subject to a minimum, at 0.025% of the average daily net assets up to $3 billion and 0.015% of the average daily net assets in excess of $3 billion for providing fund accounting services.

From its own assets, the Advisor may pay retirement plan service providers, brokers, banks, financial advisors and other financial intermediaries fees for providing record keeping, subaccounting, marketing and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any distribution, administrative or shareholder servicing fees paid from the Funds’ assets to these financial intermediaries.

Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds.

Each Director who is not affiliated with the Funds receives a fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Directors’ fees to be invested in any of the Funds issued by the Corporation. As of December 31, 2005, there were no participants in the deferred compensation plan.

(5)	EARLY REDEMPTION FEE

To discourage market timing and other short-term trading, certain shares of the Funds purchased on or after December 28, 2004, that are redeemed or exchanged within 10 days are assessed a 2% fee on the current net asset value of the shares. The fee applies to shares being redeemed or exchanged in the order in which they are purchased, treating shares that have been held the longest in an account as being redeemed first. The fee is retained by the applicable Fund for the benefit of remaining shareholders. For the year ended December 31, 2005, the fees were $1,902, $4,559 and $3,324 for Select Value, Value Plus and Value Funds, respectively. For financial statement purposes, these amounts are included in the Statement of Assets and Liabilities as “paid in capital”.

(6)	INVESTMENT TRANSACTIONS

During the year ended December 31, 2005, the cost of purchases and proceeds from sales of securities, other than short-term obligations, are noted below. During the same period there were no purchases or sales of long-term U.S. Government securities.

FUND	COST OF PURCHASES	PROCEEDS FROM SALES
Select Value Fund	$82,285,716	$49,952,553
Value Plus Fund	111,504,674	240,754,467
Value Fund	531,714,189	879,536,454

(7)	FEDERAL INCOME TAX INFORMATION

FUND	TAX COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET TAX UNREALIZED APPRECIATION ON INVESTMENTS
Select Value Fund	$123,575,493	$32,174,565	$(1,132,756)	$31,041,809
Value Plus Fund	229,373,537	51,405,682	(4,832,956)	46,572,726
Value Fund	1,117,751,310	508,559,355	(72,590,686)	435,968,669

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2005 was as follows (the total distributions paid differs from the statement of changes in Net Assets because for tax purposes, dividends are recognized when actually paid):

	DISTRIBUTIONS PAID FROM		TOTAL TAXABLE DISTRIBUTIONS
FUND	ORDINARY INCOME	NET LONG-TERM CAPITAL GAINS
Select Value Fund	$1,077,728	$4,566,429	$5,644,157
Value Plus Fund	2,131,393	12,037,543	14,168,936
Value Fund	159,285	185,794,816	185,954,101

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2004 was as follows (the total distributions paid differs from the statement of changes in Net Assets because for tax purposes, dividends are recognized when actually paid):

	DISTRIBUTIONS PAID FROM		TOTAL TAXABLE DISTRIBUTIONS
FUND	ORDINARY INCOME	NET LONG-TERM CAPITAL GAINS
Select Value Fund	$63,020	$958,873	$1,021,893
Value Plus Fund	1,749,797	9,001,250	10,751,047
Value Fund	24,581,472	177,318,885	201,900,357

As of December 31, 2005 the components of accumulated earnings (deficit) on a tax basis were as follows:

FUND	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	ACCUMULATED EARNINGS	ACCUMULATED CAPITAL AND OTHER LOSSES	UNREALIZED APPRECIATION*	TOTAL ACCUMULATED EARNINGS
Select Value Fund	$5,128	$1,560,445	$1,565,573	$(398)	$31,041,832	$32,607,007
Value Plus Fund	392,325	—	392,325	(791,042)	46,572,765	46,174,048
Value Fund	7,490,465	14,056,055	21,546,520	(38,257)	435,968,684	457,476,947

Net realized gains or losses may differ for Federal income tax purposes as a result of post-October losses which may not be recognized for tax purposes until the first day the following fiscal year, wash sales, and the marking-to-market of open futures contracts. Net realized gains or losses may differ for Federal income tax purposes as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year. At December 31, 2005, the Select Value, Value Plus and Value Funds deferred, on a tax basis, post-October losses of $398, $791,042 and $38,257, respectively.

*	The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to tax deferral of losses on wash sales, passive foreign investment companies and the realization for tax purposes of unrealized gains/losses on certain derivative instruments.

(8)	FUND SHARE TRANSACTIONS

For the year ended December 31, 2005, Fund share transactions were as follows:

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Shares issued	2,570,105	4,564,679	3,205,532
Reinvested distributions from net investment income & distributions from net realized gains on investments	211,013	527,214	3,956,288
Shares redeemed	(1,413,686)	(9,976,923)	(10,508,478)

Net increase (decrease) in Fund shares	1,367,432	(4,885,030)	(3,346,658)

For the year ended December 31, 2004, Fund share transactions were as follows:

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Shares issued	2,319,425	16,901,366	7,659,696
Reinvested distributions from net investment income & distributions from net realized gains on investments	42,248	401,444	3,984,262
Shares redeemed	(1,427,378)	(11,078,727)	(16.704,373)

Net increase (decrease) in Fund shares	934,295	6,224,083	(5,060,415)

(9)	LITIGATION

On July 18, 2002, pursuant to a stipulation and following a fairness hearing, the U.S. District Court for the Eastern District of Wisconsin approved a settlement of a consolidated class action brought by shareholders of the Heartland High-Yield Municipal Bond Fund and the Short Duration High-Yield Municipal Fund (together, the “High-Yield Funds”), in which the Corporation, the Advisor, the High-Yield Funds and certain other parties were named as defendants. The litigation arose out of a repricing of the securities in the High-Yield Funds in October 2000. Under the terms of the settlement, the Corporation, the Advisor, the High-Yield Funds, and certain related parties were dismissed and released from all claims in the class action upon establishment of a settlement fund for the benefit of the class plaintiffs. Neither the Corporation nor any of its separate funds, directors, or officers were required to contribute to the settlement fund (although an affiliate of the Advisor did make a substantial contribution to facilitate settlement). Subsequently, all other suits filed by persons who opted out of the class action settlement were also settled without any contribution from the Corporation, its Funds, directors or officers. The High-Yield Funds, which had been in receivership since March 2001, were liquidated in December 2004.

On December 11, 2003, the SEC filed a civil complaint in United States District Court for the Eastern District of Wisconsin (Civil Action No. 03C1427) relating to the High-Yield Funds against the Advisor; William J. Nasgovitz, President of the Advisor, President and a director of the Corporation and member of the Heartland Value Plus and Value Fund portfolio management teams; Paul T. Beste, Chief Operating Officer of the Advisor and Vice President of the Corporation; Kevin D. Clark, an officer of the Advisor; Hugh Denison, a former director of the Corporation who presently serves as Senior Vice President of the Advisor and as a member of the portfolio management team for the Heartland Select Value Fund; certain former officers of the Advisor; and others.

The SEC alleges various violations of the federal securities laws with respect to: the pricing of securities owned by the High-Yield Funds and the related calculation of the High-Yield Funds’ net asset value per share from March 2000 to March 2001; disclosures in the prospectus, other SEC filings and promotional materials for the High-Yield Funds relating to risk management, credit quality, liquidity and pricing; breach of fiduciary duty; the sale in September and October 2000 by certain individual defendants of shares of the High-Yield Funds while in possession of material, non-public information about those funds; and the disclosure of material, non-public information to persons who effected such sales. The SEC seeks civil penalties and disgorgement of all gains received by the defendants as a result of the conduct alleged in the complaint, a permanent injunction against the defendants from further violations of the applicable federal securities laws, and such other relief as the court deems appropriate.

In February 2004, the Advisor, and Messrs. Nasgovitz, Beste, Denison, and Clark filed their answers to the SEC’s complaint, denying the allegations and claims made therein and raising affirmative defenses.

The complaint does not involve the Corporation, the Heartland Select Value, Value Plus or Value Funds, any portfolio manager of the Funds (other than Mr. Nasgovitz and Mr. Denison) or any of the current independent directors of the Corporation. However, an adverse outcome for the Advisor and/or its officers named in the complaint could result in an injunction that would bar the Advisor from serving as investment advisor to the Funds or bar such officers from continuing to serve in their official capacities for the Advisor. The Advisor has advised the Funds that, if these results occur, the Advisor will seek exemptive relief from the SEC to permit it to continue serving as investment advisor to the Funds. There is no assurance that the SEC will grant such exemptive relief.

(10)	TRANSACTIONS WITH AFFILIATES

The following investments are in companies deemed “affiliated” (as defined in Section (2)(a)(3) of the Investment Company Act of 1940) with the Value Plus and Value Funds; that is, the Funds held 5% or more of their outstanding voting securities during the year ended December 31, 2005:

VALUE	PLUS FUND

SECURITY NAME	SHARE BALANCE AT JANUARY 1, 2005	PURCHASES	SALES	SHARE BALANCE AT DECEMBER 31, 2005	DIVIDENDS	REALIZED GAINS (LOSSES)
Criticare Systems, Inc.	0	625,000	0	625,000	$0	$0
StemCells, Inc. (warrants)	575,658	0	0	575,658	0	0

					$0	$0

VALUE	FUND

SECURITY NAME	SHARE BALANCE AT JANUARY 1, 2005	PURCHASES	SALES	SHARE BALANCE AT DECEMBER 31, 2005	DIVIDENDS	REALIZED GAINS (LOSSES)
Access Pharmaceuticals, Inc.	1,253,400	0	0	1,253,400	$0	$0
Actuate Corp.	350,000	3,650,000	0	4,000,000	0	0
AirNet Systems, Inc.	1,000,000	0	0	1,000,000	0	0
Allied Defense Group, Inc.	300,000	0	151,000	149,000	0	994,373
Almost Family, Inc.	250,000	0	177,918	72,082	0	1,658,057
American Physicians Service Group, Inc.	185,649	0	0	185,649	46,412	0
Anacomp, Inc. (Class A)	350,000	0	0	350,000	0	0
Analysts International Corp.	1,400,000	200,000	0	1,600,000	0	0
Aphton Corp.	1,962,872	317,493	796,594	1,483,771	0	(6,417,737)
Aphton Corp.	0	1,250,000	0	1,250,000	0	0
Aphton Corp.	0	375,000	0	375,000	0	0
Aphton Corp. (convertible preferred stock)	0	2,500	0	2,500	0	0

VALUE FUND (CONTINUED)

SECURITY NAME	SHARE BALANCE AT JANUARY 1, 2005		PURCHASES	SALES	SHARE BALANCE AT DECEMBER 31, 2005	DIVIDENDS	REALIZED GAINS (LOSSES)
Ashworth, Inc.	700,000		0	91,569	608,431	$0	$352,890
Asia Pacific Wire & Cable Corp., Ltd.	1,137,300		0	0	1,137,300	0	0
Badger Meter, Inc.	400,000		0	0	400,000	260,000	0
Barrett Business Services, Inc.	750,000	(3)	0	194,400	555,600	0	3,469,257
BioScrip, Inc.(1)	840,000		160,000	0	1,000,000	0	0
Clayton Williams Energy, Inc.	500,000		100,000	0	600,000	0	0
Compex Technologies, Inc.	600,000		400,000	250,000	750,000	0	30,396
CompuDyne Corp.	0		636,600	0	636,600	0	0
Corgi International, Ltd. (ADR)(2)	563,000		0	0	563,000	0	0
Discovery Laboratories, Inc.	2,895,556		104,444	0	3,000,000	0	0
Discovery Partners International, Inc.	1,000,000		700,000	642,000	1,058,000	0	(1,810,003)
Duckwall-ALCO Stores, Inc.	400,000		0	0	400,000	0	0
Emak Worldwide, Inc.	17,956		506,457	0	524,413	0	0
Far East Energy Corp.	0		5,000,000	0	5,000,000	0	0
Fuel-Tech N.V.	1,000,000		0	10,800	989,200	0	56,573
Genitope Corp.	1,350,000		464,620	450,000	1,364,620	0	(2,659,217)
The Geo Group, Inc.	505,400		0	118,500	386,900	0	2,451,810
Global-Tech Appliances, Inc.	1,186,800		0	5,600	1,181,200	0	6,509
Hampshire Group, Ltd.	600,000	(4)	0	100,000	500,000	0	982,940
High River Gold Mines, Ltd.	7,501,400		1,498,600	0	9,000,000	0	0
Hy-Drive Technologies, Ltd.	0		2,737,891	0	2,737,891	0	0
Hy-Drive Technologies, Ltd. (warrants)	0		1,395,234	0	1,395,234	0	0
Industrial & Financial Systems (Class B)	6,000,000		0	6,000,000	0	0	2,335,693
InterDigital Communications Corp.	3,000,000		0	0	3,000,000	0	0
Intersections, Inc.	228,400		771,600	50,000	950,000	0	(273,649)
Isolagen, Inc.	1,250,000		2,162,244	1,250,000	2,162,244	0	(6,370,810)
John B. Sanfilippo & Son, Inc.	300,000		450,000	0	750,000	0	0
Kendle International, Inc.	1,000,000		0	650,000	350,000	0	11,412,960
Lantronix, Inc.	5,000,000		0	0	5,000,000	0	0
Lifecore Biomedical, Inc.	1,000,000		100,000	701,400	398,600	0	8,161,733
McDATA Corp. (Class A)(5)	2,600,000		1,312,757	912,757	3,000,000	0	(2,139,962)
MEDTOX Scientific, Inc.	558,750		0	50,000	508,750	0	62,664
Medwave, Inc.	900,000		150,000	0	1,050,000	0	0
MFRI, Inc.	463,200		0	0	463,200	0	0
Midwest Air Group, Inc.	1,557,500		0	242,000	1,315,500	0	(646,621)
Mothers Work, Inc.	200,000		328,075	2,100	525,975	0	(3,560)
Multimedia Games, Inc.	1,250,000		928,664	1,000,000	1,178,664	0	(8,603,847)
National Home Health Care Corp.	441,000		0	0	441,000	132,300	0
Natrol, Inc.	500,000		750,000	0	1,250,000	0	0
O.I. Corp.	245,900		0	0	245,900	0	0
Oil-Dri Corp. of America	450,000		0	0	450,000	202,500	0
OrthoLogic Corp.	2,500,000		600,000	0	3,100,000	0	0
Osteotech, Inc.	1,000,000		90,000	0	1,090,000	0	0
Outlook Group Corp.	350,000		0	50,000	300,000	81,000	367,471
Patrick Industries, Inc.	293,525		0	0	293,525	0	0
PDI, Inc.	0		1,134,209	0	1,134,209	0	0
Phoenix Footwear Group, Inc.	0		646,700	0	646,700	0	0
Poore Brothers, Inc.	951,800		1,168,222	409,400	1,710,622	0	1,138,226
Quovadx, Inc.	3,677,400		0	0	3,677,400	0	0
RCM Technologies, Inc.	780,100		0	0	780,100	0	0
Ronco Corp. (convertible preferred stock)	0		1,500,000	0	1,500,00	0	0
Senesco Technologies, Inc.	1,225,000		75,000	0	1,300,000	0	0
Senesco Technologies, Inc. (warrants)	50,000		0	0	50,000	0	0
Sholodge, Inc.	450,000		0	450,000	0	0	(672,943)
Sirna Therapeutics, Inc.	750,000		4,250,000	0	5,000,000	0	0

VALUE FUND (CONTINUED)

SECURITY NAME	SHARE BALANCE AT JANUARY 1, 2005	PURCHASES	SALES	SHARE BALANCE AT DECEMBER 31, 2005	DIVIDENDS	REALIZED GAINS (LOSSES)
Sirna Therapeutics, Inc. (warrants)	0	1,440,000	0	1,440,000	$0	$0
Smith & Wollensky Restaurant Group, Inc.	700,000	0	125,600	574,400	0	(130,364)
SPAR Group, Inc.	1,300,000	0	72,000	1,228,000	0	135,115
SRI/Surgical Express, Inc.	600,000	0	0	600,000	0	0
STAAR Surgical Co.	950,000	1,050,000	0	2,000,000	0	0
Superior Consultant Holdings Corp.	1,000,000	0	1,000,000	0	0	5,127,388
Vesta Insurance Group, Inc.	2,000,000	0	0	2,000,000	0	0
WatchGuard Technologies, Inc.	2,000,000	833,205	603,900	2,229,305	0	(2,109,070)
Whitney Information Network, Inc.	0	600,000	0	600,000	0	0
Whitney Information Network, Inc. (warrants)	0	300,000	0	300,000	0	0

					$722,212	$6,906,272

(1)	Formerly known as Chronimed, Inc., merged on 3/14/05 with an adjusted share balance.

(2)	Formerly known as Zindart, Ltd.

(3)	3:2 Stock Split on 5/20/05.

(4)	2:1 Stock Split on 6/29/05.

(5)	Formerly known as Computer Network Technologies Corp., merged on 6/1/05 with an adjusted share balance.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF HEARTLAND FUNDS:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Select Value Fund, Value Plus Fund and Value Fund (three portfolios comprising Heartland Funds, hereafter referred to as the “Funds”) at December 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

February 13, 2006

ADDITIONAL INFORMATION

FEDERAL INCOME TAX INFORMATION

In early 2006, shareholders received information regarding all distributions paid to them by the Funds during calendar year 2005. The Funds hereby designate the following amounts as long-term capital gain distributions.

Fund	Select Value Fund	Value Plus Fund	Value Fund
Long-Term Capital Gains	$5,080,869	$15,507,128	$216,000,749

The amount above includes $514,440, $3,469,585 and $30,205,903 of earnings and profits distributed to shareholders on redemptions for the Select Value, Value Plus and Value Funds, respectively.

For the calendar year 2005, the following dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs & Growth Tax Relief Act of 2003:

Fund	Qualified Dividend Income
Select Value Fund	100.00%
Value Plus Fund	100.00%
Value Fund	100.00%

The Funds intend to designate the maximum amount allowable as taxed at a rate of 15%.

The percentage of the total ordinary income distributions paid during the fiscal year ended December 31, 2005 that qualify for the corporate dividends received deduction for each of the Funds is reported below:

Fund	Percentage
Select Value Fund	100.00%
Value Plus Fund	100.00%
Value Fund	100.00%

EXPENSE EXAMPLES

As a shareholder of the Heartland Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees; 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Heartland Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

FUND	BEGINNING ACCOUNT VALUE 7/1/05	ENDING ACCOUNT VALUE 12/31/05	EXPENSE PAID DURING PERIOD* 7/1/05 – 12/31/05	ANNUALIZED EXPENSE RATIO DURING PERIOD 7/1/05 – 12/31/05
Heartland Select Value Fund	$1,000.00	$1,086.50	$6.63	1.26%
Heartland Value Plus Fund	1,000.00	1,054.30	6.52	1.26
Heartland Value Fund	1,000.00	1,080.40	5.98	1.14

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Heartland Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FUND	BEGINNING ACCOUNT VALUE 7/1/05	ENDING ACCOUNT VALUE 12/31/05	EXPENSE PAID DURING PERIOD* 7/1/05 – 12/31/05	ANNUALIZED EXPENSE RATIO DURING PERIOD 7/1/05 – 12/31/05
Heartland Select Value Fund	$1,000.00	$1,018.85	$6.41	1.26%
Heartland Value Plus Fund	1,000.00	1,018.85	6.41	1.26
Heartland Value Fund	1,000.00	1,019.46	5.80	1.14

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

OTHER INFORMATION

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities, and a copy of the voting record, is available at www.heartlandfunds.com, or upon request, without charge, by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, WI 53202. Information regarding how the Corporation voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available on the Commission’s website at www.sec.gov.

The Funds file complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q which are available on the Commission’s website at www.sec.gov. The Funds’ N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Schedules of portfolio holdings are also available at www. heartlandfunds.com, or upon request, without charge by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, WI 53202.

INFORMATION REGARDING EXECUTIVE OFFICERS & DIRECTORS

Under applicable law, the Board of Directors is responsible for management of the Corporation and provides broad supervision over its affairs. Pursuant to the Corporation’s bylaws, the Board delegates day-to-day management of the Funds to the officers of the Corporation. The Board meets regularly to review the Funds’ investments, performance and expenses. The Board elects the officers of the Corporation, and hires the Funds’ service providers, including the Funds’ investment advisor, Heartland Advisors, Inc., and distributor of the Funds’ shares, Heartland Investor Services, LLC. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor, the distribution agreement with the Distributor and each Fund’s distribution plan, and annually approves the selection of the independent registered public accounting firm for each Fund. The Board also establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of the Corporation’s business. The policy of the Corporation is that 75% of Board members and the Chairman of the Board must be “independent” of the Advisor, Distributor and the Funds’ transfer agent. The following table presents information about each Director and officer of the Corporation.

INDEPENDENT DIRECTORS

Name	Address	Date of Birth	Position(s) held with the corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships(2) held by Director
Robert A. Rudell	6623 Kelsey Court, Edina, MN 55436	9/48	Chairman of the Board and Director	Since 2-05; Chairman of the Board since 1-06	Retired; Chief Operating Officer, Zurich Scudder Investments, 1998 to 2002.	3	Director, Medtox Scientific, Inc., April 2002 to present; Director, LPL Financial Advisors/Optimum Funds, May 2003 to present.

Dale J. Kent	1900 South 18th Ave., West Bend, WI 53095	11/52	Director	Since 8-03	Chief Financial Officer, West Bend Mutual Insurance Company, since July 2002; Partner, Arthur Andersen, LLP, 1986 to 2002; employed by Arthur Andersen, LLP, in other capacities, 1974 to 1985.	3	None

Michael D. Dunham	12000 West Park Place, Milwaukee, WI 53224	7/45	Director	Since 1-04	President and Owner, Dunham Global Associates, LTD., since 2001; Senior Vice President – Business Development, IFS AB, since January 2000; Co-Founder and CEO of Effective Management Systems, Inc., 1978 to 1999.	3	Merge Technologies, Inc. (a provider of radiological imaging and information integration solutions)

INFORMATION REGARDING EXECUTIVE OFFICERS & DIRECTORS (CONTINUED)

INTERESTED DIRECTORS AND OFFICERS

Name	Address	Date of Birth	Position(s) held with the corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships(2) held by Director
William J. Nasgovitz(3)	789 North Water Street, Milwaukee, WI 53202	10/44	President and Director	Since 12-84	President and Chief Executive Officer, Heartland Advisors, Inc., since 1982.	3	None

Eric J. Miller	789 North Water Street, Milwaukee, WI 53202	8/53	Chief Executive Officer	Since 1-04	Senior Vice
President,
Heartland
Advisors, Inc.,
since 1994; Vice
President and
Chief Financial
Officer, American
Appraisal
Associates, 1986
to 1994; Financial
Manager, Chilton
Company, 1984
to 1986; Financial
Analyst, FMC
Corporation, 1980
					to 1984.	N/A	N/A

Paul T. Beste	789 North Water Street, Milwaukee, WI 53202	1/56	Vice President and Secretary	Since 9-97	Secretary and
Treasurer,
Heartland Value
Manager, LLC.,
since August
2000; Chief
Operating Officer,
Heartland
Advisors, Inc.,
since December
1999; employed
by Heartland
Advisors, Inc., in
other capacities
since 1997;
Director of Taxes/
Compliance,
Strong Capital
Management,
Inc., 1992 to
					1997.	N/A	N/A

Nicole J. Best	789 North Water Street, Milwaukee, WI 53202	9/73	Vice President and Chief Compliance Officer	Since 11-05	Senior Vice
President and
Chief Compliance
Officer, Heartland
Advisors, Inc.,
since November
2005; Senior Vice
President and
Treasurer,
Heartland
Advisors, Inc.,
since February
2001. Treasurer
and Principal
Accounting
Officer, Heartland
Group, Inc., June
2000 to
November 2005.
Employed by
Heartland
Advisors, Inc., in
other capacities
since 1998;
employed by
Arthur Andersen,
LLP, 1995 to
					1998.	N/A	N/A

Christoper E. Sabato	3435 Stelzer Road, Columbus, OH 43219	12/68	Treasurer and Principal Accounting Officer	Since 11-05	Director, BISYS Fund Services, since September 2000; employed by BISYS Fund Services in other capacities since 1993.	N/A	N/A

(1)	Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Corporation serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the Investment Company Act of 1940.

(2)	Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940.

(3)	Mr. Nasgovitz is considered to be an “interested person” (as defined in the Investment Company Act of 1940) of the Corporation because of his position with Heartland Advisors, Inc.

The standing committees of the Corporation’s Board of Directors include an audit committee and a nominating committee. Both committees consist of all the independent directors, namely Robert A. Rudell, Dale J. Kent and Michael D. Dunham. Mr. Kent serves as chairman of the audit committee and Mr. Dunham serves as chairman of the nominating committee. Mr. Kent has been determined by the Board to be an audit committee financial expert.

The audit committee is responsible for the selection of the independent registered public accounting firm for the Funds and oversees the preparation of each Fund’s financial statements. In this capacity, the audit committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Funds’ financial statements. The audit committee also discusses with the independent registered public accounting firm the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of each Fund’s financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The audit committee has adopted a written charter.

The nominating committee nominates candidates for appointment to the Board of Directors to fill vacancies for election and re-election to the Board as and when required. The nominating committee generally accepts recommendations for nominations by shareholders of the Funds. The nominating committee has adopted a written charter.

The Funds’ Statement of Additional Information includes additional information about the directors of the Corporation and is available, without charge, at www.heartlandfunds.com or upon request, by calling 1-800-432-7856.

DEFINITIONS

LIPPER DEFINITIONS

Multi-Cap Value Funds are funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Small-Cap Core Funds are funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

OTHER DEFINITIONS

Price/Book Ratio of a company is calculated by dividing the market price of its stock by the company’s per-share book value.

Price/Cash Flow represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations. It shows the ability of a business to generate cash, and it acts as a gauge of liquidity and solvency.

Price/Earnings Ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months’ earnings per share.

Russell 2000 Index is an unmanaged index of stocks consisting of the smaller two-thirds of the 3000 largest publicly traded U.S. companies. It is not possible to invest directly in an index.

Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index.

Russell Microcap™ Index measures performance of the micro cap segment of the U.S. equity market. The Russell Microcap Index includes the smallest 1,000 securities in the small-cap Russell 2000 Index plus the next 1,000 securities. It is not possible to invest directly in an index.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 of the largest stocks (in terms of market value) in the United States representing 88 separate industries. It is not possible to invest directly in an index.

S&P MidCap 400 Barra Value Index is a capitalization-weighted index of the stocks in the S&P MidCap 400 Index that have low price-to-book ratios. It is not possible to invest directly in an index.

THE HEARTLAND

FAMILY OF VALUE FUNDS

INDIVIDUAL INVESTORS:

1-800-432-7856

FINANCIAL ADVISORS:

FINANCIAL ADVISOR SERVICES: 1-800-442-6391

WWW.HEARTLANDFUNDS.COM

HEARTLAND INVESTOR SERVICES, LLC, DISTRIBUTOR

3435 STELZER ROAD

COLUMBUS, OHIO 43219

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce performance. To obtain performance information current to the most recent month end, please call 1-800-432-7856 or visit www.heartlandfunds.com.

Statements regarding particular securities are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Such statements represent the portfolio manager’s views when made and are subject to change at any time based on market and other considerations.

An investor should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the Funds’ prospectus. To obtain a prospectus, please call 1-800-432-7856 or visit www.heartlandfunds.com to download. Please read the prospectus carefully before investing.

Heartland Investor Services, LLC, Distributor

789 North Water Street, Suite 500

Milwaukee, WI 53202

Item 2.	Code of Ethics.

(a) As of the end of the period covered by this Form N-CSR, the registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2. Effective November 25, 2005, Christopher E. Sabato replaced Nicole J. Best as the Treasurer and Principal Accounting Officer.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The Registrant’s board of directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Dale Kent, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees	2004	$71,000
	2005	$69,300
(b) Audit - Related Fees	2004	$0
	2005	$0
(c) Tax Fees	2004	$15,000
	2005	$18,500

Tax fees for both years relate to the preparation of the Funds’ federal and state income, excise tax calculations and review of the capital gain and income distribution calculations.

(d) All Other Fees	2004	$950
	2005	$12,250

2004- Fees relate to research and discussion regarding PIPES.

2005- Fees relate to discussions regarding spillback dividends, preliminary review of excise calculations and review of equalization.

4(e)(1)

The Audit Committee (“Committee”) of the Registrant is responsible for pre-approving all audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Before the Registrant engages the independent auditor to render a service, the engagement must be either specifically aprroved by the Committee or entered into pursuant to the pre-approval policy. The Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Committee at its next scheduled meeting. The Committee may not delegate to management the Committee’s responsibilties to pre-approve services performed by the independent auditor. The Committee has delegated pre-approval authority to its Chairman for any services not exceeding $10,000.

4(e)(2)

During the previous two fiscal years, the Registrant did not receive any non-audit services pursuant to a waiver from the audit committee approval or pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(f)

Not applicable.

4(g)

2004	$0
2005	$0

4(h)

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The schedules of investments are included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a)

Disclosure Controls and Procedures. The Registrant’s management, with the participation of its principal executive officer and principal financial officers, has evaluated the effectiveness of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as of a date within 90 days of the filing date of the report on Form N-CSR. Based on such evaluation, the Registrant’s principal executive and financial officers have concluded that the design and operation of the Registrant’s disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the applicable time periods.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Heartland Group, Inc.

By	(Signature and Title)*	/s/ Eric J. Miller
Eric J. Miller, Chief Executive Officer

Date February 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)*	/s/ Eric J. Miller
Eric J. Miller, Chief Executive Officer

Date February 27, 2006

By	(Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer and Principal Accounting Officer

Date February 27, 2006

* Print the name and title of each signing officer under his or her signature.